UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811 – 7123

Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	2/28/15

ADVANTAGE FUNDS, INC.

-        Dreyfus International Value Fund

-        Dreyfus Opportunistic Midcap Value Fund

-        Dreyfus Opportunistic Small Cap Fund

-        Dreyfus Opportunistic U.S.  Stock Fund

-        Dreyfus Strategic Value Fund

-        Dreyfus Structured Midcap Fund

-        Dreyfus Technology Growth Fund

1

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus
International
Value Fund

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
International Value Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus International Value Fund, covering the six-month period from September 1, 2014, through February 28, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. stocks produced moderate gains over the reporting period, but international stocks lost a degree of value as Japan struggled with the dampening effects of higher consumption taxes, Europe contended with weak economic growth and mounting deflationary pressures, and China suffered a persistent economic slowdown. Geopolitical conflicts in the Middle East and Ukraine also weighed on investor sentiment in international markets. Global investors responded to these developments by shifting their focus to markets with better economic fundamentals, especially the United States.

In light of recent actions by global central banks and signs of stabilization in global energy markets, we remain optimistic about the prospects for international equities over the remainder of 2015. We currently expect a somewhat faster pace of global growth in 2015 than in 2014. The U.S. economy also seems poised for further growth as the drags imposed by tight fiscal policies among federal, state and local governments continue to fade. Of course, a number of risks to U.S. and global economic growth remain, and changing macroeconomic conditions are likely to benefit some industry groups more than others.That’s why we continue to urge you to talk regularly with your financial advisor about the potential impact of our observations on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
March 16, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by D. Kirk Henry, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, Dreyfus International Value Fund’s Class A shares produced a total return of –3.28%, Class C shares returned –3.64%, and Class I shares returned –3.13%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of –1.26% for the same period.2

Developed equity markets experienced heightened volatility over the reporting period in response to concerns regarding global economic weakness and plummeting oil prices. A strengthening U.S. dollar also eroded international investment returns for U.S. residents.The fund produced lower returns than its benchmark primarily due to disappointments in the United Kingdom, France, and Germany.

The Fund’s Investment Approach

The fund seeks long-term capital growth.The fund ordinarily invests most of its assets in securities of foreign companies which Dreyfus considers to be value companies.

The fund’s investment approach is value-oriented and research-driven. In selecting stocks, we attempt to identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors: value, or how a stock is valued relative to its intrinsic worth based on traditional value measures; business health, or overall efficiency and profitability as measured by return on assets and return on equity; and business momentum, or the presence of a catalyst (such as corporate restructuring, change in management, or spin-off) that will trigger a price increase near term to midterm.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of our expectations.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

International Markets Experienced Volatility

The clash between investors’ hopes and fears regarding global economic trends led to heightened levels of market volatility during the reporting period. Although the MSCI EAFE Index declined only mildly for the reporting period overall, it dropped more than 10% between early September and mid-October 2014. Markets recovered much of that ground in November, buoyed by better-than-expected U.S. economic data and hopes for new stimulus measures from the European Central Bank. December 2014 and early January 2015 saw another decline triggered by a steep drop in oil prices, followed by a renewed recovery supported by interest-rate cuts from several central banks and a short-term agreement with the European Union to extend Greece’s bailout. Growth-oriented stocks generally outperformed their value-oriented counterparts, particularly as markets recovered.

Value Orientation and Company Specifics Drove Performance

The fund’s value-oriented tilt detracted from returns relative to the benchmark in light of investors’ preference for more growth-oriented stocks. Nonetheless, individual company performance proved to be the most significant factor determining the fund’s relative results during the reporting period. Disappointments in the United Kingdom represented the largest share of the fund’s underperformance. Banking institutions Standard Chartered and HSBC Holdings lost ground for a variety of company-specific reasons, while business outsourcing services provider Serco Group was hurt by a slowdown in the awarding of new contracts. In France, petroleum company Total came under pressure from falling oil prices, and the market punished pharmaceutical maker Sanofi for management turmoil and weaker-than-expected earnings. In Germany, Deutche Bank declined early in the reporting period before the European Central Bank announced new quantitative easing measures, while specialty chemical manufacturer LANXESS suffered due to shifting pricing dynamics.

On the other hand, holdings in other markets delivered relatively strong returns. In Italy, lower input costs boosted profit margins for refiner Saras, while aerospace manufacturer Finmecchanica saw its stock price climb in the wake of the company’s restructuring. In Japan, semiconductor parts maker Sumco reported better-than-expected earnings based on improving supply-and-demand dynamics, and specialty chemical manufacturer Nippon Shokubi prospered when a depreciating yen made

4

the company’s products more price competitive internationally. Currency trends also favored Swedish forestry products producer Svenska Cellulosa, while household appliance maker Electrolux gained ground after acquiring a U.S. company.

Positioned for Further International Recovery

In our judgment, many international markets appear poised for recovery as a growing number of central banks around the world are implementing quantitative easing programs, and economic trends in some areas are showing signs of improvement. Therefore, we have positioned the fund to benefit from a global recovery, employing our bottom-up security selection process to identify what we believe to be the most attractive individual opportunities for this stage of the economic cycle.As of the end of the reporting period, we have identified a relatively large number of such opportunities in China, Italy, and Japan. In contrast, we have found relatively few opportunities among Australian stocks.Among industry groups, we have favored cyclical financial and industrial companies while avoiding more richly valued consumer staples stocks.

March 17, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.These risks are enhanced in emerging market countries. Please read the prospectus for further discussion of these risks.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through January 1, 2016. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain
distributions.The Morgan Stanley Capital International Europe,Australasia, Far East (MSCI EAFE) Index is an
unmanaged index composed of a sample of companies representative of the market structure of European and Pacific
Basin countries.The Index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Value Fund from September 1, 2014 to February 28, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2015

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 7.32	$ 11.10	$ 5.32
Ending value (after expenses)	$967.20	$963.60	$968.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2015

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 7.50	$ 11.38	$ 5.46
Ending value (after expenses)	$ 1,017.36	$ 1,013.49	$ 1,019.39

† Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.28% for Class C and 1.09% for
Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

February 28, 2015 (Unaudited)

Common Stocks—97.3%	Shares		Value ($)
Australia—2.7%
Australia & New Zealand Banking Group	21,519		594,242
Primary Health Care	162,800		600,442
QBE Insurance Group	127,514		1,294,321
			2,489,005
Austria—.5%
Erste Group Bank	16,028		420,062
Belgium—.7%
bpost	22,365		629,314
Brazil—.4%
Petroleo Brasileiro, ADR	51,975		344,594
China—2.2%
Beijing Capital International Airport, Cl. H	566,000		533,467
CNOOC	435,000		624,810
FIH Mobile	865,000	[a]	409,313
Guangzhou Automobile Group, Cl. H	518,000		496,908
			2,064,498
Denmark—.9%
Carlsberg, Cl. B	9,231		789,738
France—10.2%
BNP Paribas	14,836		864,805
Bouygues	22,189		879,743
Carrefour	12,193		403,400
Casino Guichard Perrachon	2,041		192,082
Cie de St-Gobain	15,670		705,538
Danone	10,613		740,257
Electricite de France	43,868		1,212,528
GDF Suez	35,685		793,670
Sanofi	18,766		1,841,698
Total	32,157		1,735,741
			9,369,462
Germany—5.3%
Aixtron	62,104	[a]	497,877
Deutsche Bank	54,189		1,781,296
E.ON	38,122		616,226
LANXESS	16,400		844,849

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Germany (continued)
METRO	19,110		639,730
Wacker Chemie	4,369		497,222
			4,877,200
Hong Kong—3.3%
BOC Hong Kong Holdings	170,000		599,487
CITIC	386,000		677,857
COSCO Pacific	393,327		566,982
Esprit Holdings	371,571		384,229
Pacific Basin Shipping	696,000		256,654
Yue Yuen Industrial Holdings	149,500		580,204
			3,065,413
India—1.6%
Reliance Industries, GDR	29,357	[b]	819,060
State Bank of India, GDR	14,078		689,822
			1,508,882
Ireland—.9%
CRH	27,728		783,386
Israel—1.4%
Teva Pharmaceutical Industries, ADR	23,323		1,329,877
Italy—4.5%
Anima Holding	94,448	[b]	536,913
Assicurazioni Generali	50,053		1,030,612
Finmeccanica	49,718	[a]	601,988
Saras	396,038	[a]	561,071
Telecom Italia	670,615	[a]	799,977
UniCredit	89,339		594,347
			4,124,908
Japan—22.5%
Aisin Seiki	14,000		515,528
Credit Saison	60,100		1,143,470
Denso	10,700		502,509
East Japan Railway	15,800		1,325,417
Ebara	150,000		639,498
Fujitsu	145,000		873,818
Honda Motor	50,700		1,673,895
INPEX	52,900		627,282

8

Common Stocks (continued)	Shares		Value ($)
Japan (continued)
LIXIL Group	35,400		843,386
Matsumotokiyoshi Holdings	17,510		584,033
Mitsubishi UFJ Financial Group	234,800		1,526,470
Nippon Express	57,890		323,748
Nippon Shokubai	64,000		916,464
Nippon Telegraph & Telephone	16,500		1,023,448
Nippon Telegraph & Telephone, ADR	3,300		102,729
Nissan Motor	57,800		610,735
Nomura Real Estate Holdings	58,200		1,027,531
Ricoh	87,200		866,351
Sawai Pharmaceutical	13,600		844,706
Shimamura	9,200		891,352
SoftBank	6,100		375,663
Sumitomo Electric Industries	70,400		912,772
Sumitomo Mitsui Financial Group	38,700		1,539,750
Sumitomo Mitsui Trust Holdings	123,560		511,799
Yamada Denki	114,900		498,500
			20,700,854
Netherlands—4.7%
Aegon	83,267		644,802
ING Groep	52,191	[a]	779,986
Koninklijke Philips	66,093		1,979,935
Randstad Holding	15,844		933,491
			4,338,214
Russia—.4%
Gazprom, ADR	63,857		318,646
Singapore—.8%
United Overseas Bank	41,400		700,809
South Korea—2.5%
KB Financial Group, ADR	34,644		1,234,366
Korea Electric Power	11,553		470,520
Samsung Electronics	480		593,467
			2,298,353
Spain—1.8%
Banco Popular Espanol	112,003		515,633
Banco Santander	73,671		538,588

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Spain (continued)
Ebro Foods	33,463		637,902
			1,692,123
Sweden—3.6%
Electrolux, Ser. B	15,930		520,300
Ericsson, Cl. B	73,252		949,807
Getinge, Cl. B	37,120		1,026,288
Svenska Cellulosa, Cl. B	33,519		833,854
			3,330,249
Switzerland—6.1%
ABB	51,649	[a]	1,107,906
Credit Suisse Group	57,194	[a]	1,396,029
Holcim	11,638	[a]	897,860
Roche Holding	8,314		2,256,950
			5,658,745
United Kingdom—19.5%
Anglo American	27,557		514,782
ArcelorMittal	57,473		628,356
Barclays	203,070		805,408
BHP Billiton	29,612		739,009
BP	251,952		1,742,811
esure Group	272,332		1,008,217
Friends Life Group	112,933		716,761
GlaxoSmithKline	80,881		1,924,846
Home Retail Group	252,468		788,902
HSBC Holdings	189,695		1,690,688
Royal Bank of Scotland Group	116,006	[a]	657,641
Royal Dutch Shell, Cl. A	51,502		1,684,054
Serco Group	178,734		613,688
Standard Chartered	112,768		1,725,304
Tesco	375,978		1,424,436
Unilever	30,016		1,328,113
			17,993,016
United States—.8%
iShares MSCI EAFE ETF	11,434		744,353
Total Common Stocks
(cost $110,638,115)			89,571,701

10

Preferred Stocks—1.1%	Shares	Value ($)
Germany
Volkswagen
(cost $1,021,357)	4,034	1,017,957

Other Investment—1.1%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $980,000)	980,000 [c]	980,000
Total Investments (cost $112,639,472)	99.5%	91,569,658
Cash and Receivables (Net)	.5%	499,734
Net Assets	100.0%	92,069,392

ADR—American Depository Receipts
ETF — Exchange-Traded Funds
GDR—Global Depository Receipts

a Non-income producing security.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At February 28, 2015, these securities were valued at $1,355,973 or 1.5% of net assets.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	28.9	Information Technology	4.5
Industrial	13.7	Utilities	3.4
Health Care	10.7	Telecommunication Services	2.5
Consumer Discretionary	10.2	Money Market Investment	1.1
Energy	9.2	Exchange-Traded Funds	.8
Consumer Staples	8.2
Materials	6.3		99.5

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2015 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		111,659,472	90,589,658
Affiliated issuers		980,000	980,000
Cash			158,505
Cash denominated in foreign currencies		257,787	251,224
Receivable for investment securities sold			741,924
Dividends receivable			342,565
Receivable for shares of Common Stock subscribed			106,989
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			727
Prepaid expenses			22,637
			93,194,229
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			108,517
Payable for investment securities purchased			947,513
Payable for shares of Common Stock redeemed			8,665
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			679
Accrued expenses			59,463
			1,124,837
Net Assets ($)			92,069,392
Composition of Net Assets ($):
Paid-in capital			198,212,463
Accumulated undistributed investment income—net			170,753
Accumulated net realized gain (loss) on investments			(85,204,963)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			(21,108,861)
Net Assets ($)			92,069,392

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	41,730,734	6,421,833	43,916,825
Shares Outstanding	3,408,902	528,862	3,619,723
Net Asset Value Per Share ($)	12.24	12.14	12.13
See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2015 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $72,333 foreign taxes withheld at source):
Unaffiliated issuers	979,384
Affiliated issuers	763
Interest	1,201
Total Income	981,348
Expenses:
Management fee—Note 3(a)	624,179
Shareholder servicing costs—Note 3(c)	105,588
Custodian fees—Note 3(c)	32,998
Professional fees	28,536
Distribution fees—Note 3(b)	23,833
Registration fees	20,909
Prospectus and shareholders’ reports	9,136
Directors’ fees and expenses—Note 3(d)	1,520
Loan commitment fees—Note 2	968
Miscellaneous	16,643
Total Expenses	864,310
Less—reduction in expenses due to undertaking—Note 3(a)	(62,417)
Less—reduction in fees due to earnings credits—Note 3(c)	(18)
Net Expenses	801,875
Investment Income—Net	179,473
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(2,709,582)
Net realized gain (loss) on forward foreign currency exchange contracts	9,526
Net Realized Gain (Loss)	(2,700,056)
Net unrealized appreciation (depreciation) on investments
and foreign currency transactions	(4,619,192)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	211
Net Unrealized Appreciation (Depreciation)	(4,618,981)
Net Realized and Unrealized Gain (Loss) on Investments	(7,319,037)
Net (Decrease) in Net Assets Resulting from Operations	(7,139,564)

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014
Operations ($):
Investment income—net	179,473	1,878,741
Net realized gain (loss) on investments	(2,700,056)	9,786,947
Net unrealized appreciation
(depreciation) on investments	(4,618,981)	4,341,935
Net Increase (Decrease) in Net Assets
Resulting from Operations	(7,139,564)	16,007,623
Dividends to Shareholders from ($):
Investment income—net:
Class A	(473,489)	(877,464)
Class C	(15,507)	(70,871)
Class I	(1,418,077)	(1,320,570)
Total Dividends	(1,907,073)	(2,268,905)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,453,523	23,744,575
Class C	398,556	459,266
Class I	6,692,784	24,670,716
Dividends reinvested:
Class A	444,674	833,178
Class C	8,879	40,444
Class I	1,345,533	1,184,689
Cost of shares redeemed:
Class A	(5,993,423)	(51,790,279)
Class C	(964,682)	(1,711,841)
Class I	(42,980,328)	(6,058,957)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	(39,594,484)	(8,628,209)
Total Increase (Decrease) in Net Assets	(48,641,121)	5,110,509
Net Assets ($):
Beginning of Period	140,710,513	135,600,004
End of Period	92,069,392	140,710,513
Undistributed investment income—net	170,753	1,898,353

14

	Six Months Ended
	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014
Capital Share Transactions:
Class A
Shares sold	123,547	1,865,718
Shares issued for dividends reinvested	37,652	67,464
Shares redeemed	(506,522)	(4,139,037)
Net Increase (Decrease) in Shares Outstanding	(345,323)	(2,205,855)
Class C
Shares sold	34,361	36,863
Shares issued for dividends reinvested	756	3,299
Shares redeemed	(83,169)	(135,371)
Net Increase (Decrease) in Shares Outstanding	(48,052)	(95,209)
Class I
Shares sold	572,439	1,948,730
Shares issued for dividends reinvested	115,003	96,710
Shares redeemed	(3,769,304)	(485,579)
Net Increase (Decrease) in Shares Outstanding	(3,081,862)	1,559,861
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2015				Year Ended August 31,
Class A Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	12.80		11.54	9.76	10.69	10.37	11.02
Investment Operations:
Investment income—net[a]	.01		.15	.15	.17	.20	.15
Net realized and unrealized
gain (loss) on investments	(.43)		1.30	1.85	(.80)	.26	(.65)
Total from Investment Operations	(.42)		1.45	2.00	(.63)	.46	(.50)
Distributions:
Dividends from
investment income—net	(.14)		(.19)	(.22)	(.30)	(.14)	(.15)
Net asset value, end of period	12.24		12.80	11.54	9.76	10.69	10.37
Total Return (%)[b]	(3.28)[c]		12.58	20.76	(5.89)	4.32	(4.66)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.60	[d]	1.59	1.61	1.63	1.54	1.54
Ratio of net expenses
to average net assets	1.50	[d]	1.49	1.51	1.53	1.49	1.54
Ratio of net investment income
to average net assets	.13	[d]	1.17	1.40	1.74	1.70	1.29
Portfolio Turnover Rate	26.97	[c]	65.25	43.35	40.93	60.72	55.35
Net Assets, end of period
($ x 1,000)	41,731		48,052	68,771	93,078	102,606	112,716

a	Based on average shares outstanding.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

16

Six Months Ended
February 28, 2015			Year Ended August 31,
Class C Shares	(Unaudited)	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	12.63	11.41	9.64	10.51	10.19	10.84
Investment Operations:
Investment income (loss)—net[a]	(.04)	.04	.06	.10	.11	.06
Net realized and unrealized
gain (loss) on investments	(.42)	1.29	1.83	(.79)	.25	(.65)
Total from Investment Operations	(.46)	1.33	1.89	(.69)	.36	(.59)
Distributions:
Dividends from
investment income—net	(.03)	(.11)	(.12)	(.18)	(.04)	(.06)
Net asset value, end of period	12.14	12.63	11.41	9.64	10.51	10.19
Total Return (%)[b]	(3.64)[c]	11.68	19.82	(6.55)	3.48	(5.49)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.38 [d]	2.37	2.39	2.38	2.31	2.33
Ratio of net expenses
to average net assets	2.28 [d]	2.27	2.29	2.28	2.26	2.33
Ratio of net investment income
(loss) to average net assets	(.64)[d]	.35	.60	.99	.91	.56
Portfolio Turnover Rate	26.97 [c]	65.25	43.35	40.93	60.72	55.35
Net Assets, end of period
($ x 1,000)	6,422	7,288	7,667	7,998	11,573	14,604

a	Based on average shares outstanding.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2015				Year Ended August 31,
Class I Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	12.74		11.51	9.74	10.67	10.36	11.02
Investment Operations:
Investment income—net[a]	.03		.20	.19	.23	.28	.22
Net realized and unrealized
gain (loss) on investments	(.44)		1.29	1.84	(.81)	.22	(.68)
Total from Investment Operations	(.41)		1.49	2.03	(.58)	.50	(.46)
Distributions:
Dividends from
investment income—net	(.20)		(.26)	(.26)	(.35)	(.19)	(.20)
Net asset value, end of period	12.13		12.74	11.51	9.74	10.67	10.36
Total Return (%)	(3.13)[b]		13.01	21.27	(5.41)	4.67	(4.37)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.19	[c]	1.20	1.21	1.19	1.15	1.22
Ratio of net expenses
to average net assets	1.09	[c]	1.10	1.11	1.09	1.09	1.22
Ratio of net investment income
to average net assets	.45	[c]	1.56	1.76	2.29	2.29	1.93
Portfolio Turnover Rate	26.97	[b]	65.25	43.35	40.93	60.72	55.35
Net Assets, end of period
($ x 1,000)	43,917		85,370	59,161	62,965	91,998	97,429

a	Based on average shares outstanding.
b	Not annualized.
c	Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus International Value Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized) and Class I (200 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

20

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

22

The following is a summary of the inputs used as of February 28, 2015 in valuing the fund's investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign
Common Stocks†	88,827,348	—	—	88,827,348
Equity Securities—
Foreign
Preferred Stocks†	1,017,957	—	—	1,017,957
Exchange-Traded Funds	744,353	—	—	744,353
Mutual Funds	980,000	—	—	980,000
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	727	—	727
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(679)	—	(679)

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation (depreciation) at period end.

At February 28, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended February 28, 2015 were as follows:

Affiliated
Investment	Value			Value	Net
Company	8/31/2014 ($)	Purchases ($)	Sales ($)	2/28/2015 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	4,790,000	15,235,000	19,045,000	980,000	1.1

Certain affiliated investment companies may also invest in the fund.At February 28, 2015, Dreyfus Diversified International Fund, an affiliate of the fund, held 2,951,378 Class I shares representing approximately 39% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S.These risks include revaluation of currencies, high rates of inflation, repatri-

24

ation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 28, 2015, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has unused capital loss carryover of $81,346,849 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2014. If not applied, $24,770,979 of the carryover expires in fiscal year 2017 and $41,505,182 expires in fiscal year 2018. The fund has $15,070,688 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2014 was as follows: ordinary income $2,268,905. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2015, the fund did not borrow under the Facilities.

26

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has agreed, from September 1, 2014 through January 1, 2016, to waive receipt of a portion of the fund’s management fee in the amount of .10% of the value of the fund’s average daily net assets. Dreyfus has also contractually agreed, from March 20, 2015 through January 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of its classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.37% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertakings, amounted to $62,417 during the period ended February 28, 2015.

During the period ended February 28, 2015, the Distributor retained $780 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended February 28, 2015, Class C shares were charged $23,833 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2015, Class A and Class C shares were charged $52,237 and $7,945, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 28, 2015, the fund was charged $7,916 for transfer agency services and $446 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $18.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 28, 2015, the fund was charged $32,998 pursuant to the custody agreement.

During the period ended February 28, 2015, the fund was charged $5,456 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $80,043, Distribution Plan fees $3,543, Shareholder Services Plan fees

28

$8,960, custodian fees $18,097, Chief Compliance Officer fees $1,912 and transfer agency fees $3,913, which are offset against an expense reimbursement currently in effect in the amount of $7,951.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended February 28, 2015 amounted to $33,220,629 and $71,524,980, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended February 28, 2015 is discussed below.

Master Netting Arrangements: The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strat-

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

egy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the coun-terparty. The following summarizes open forward contracts at February 28, 2015:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
purchases:
japanese yen,
Expiring:
3/2/2015 [a]	17,113,086	143,589	143,056	(533)
3/3/2015 [a]	8,575,321	71,831	71,685	(146)
Sales:		Proceeds ($)
Euro,
Expiring
3/3/2015 [b]	348,536	390,754	390,027	727
Gross Unrealized Appreciation				727
Gross Unrealized Depreciation				(679)

Counterparties:

a	Morgan Stanley Capital Services
b	Northern Trust

30

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities.These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At February 28, 2015, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	727	(679)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	727	(679)
Derivatives not subject to
Master Agreements	—	—
Total gross amount of assets and liabilities
subject to Master Agreements	727	(679)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of February 28, 2015:

		Financial
		Instruments
		and
		Derivatives
	Gross Amount of	Available	Collateral	Net Amount of
Counterparty	Assets ($)[1]	for Offset ($)	Received ($)	Assets ($)
Northern Trust	727	—	—	727

		Financial
		Instruments
		and
		Derivatives
	Gross Amount of	Available	Collateral	Net Amount of
Counterparty	Liabilities ($)[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Morgan Stanley
Capital Services	(679)	-	-	(679)

1	Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following summarizes the average market value of derivatives outstanding during the period ended February 28, 2015:

Average Market Value ($)
Forward contracts	551,994

At February 28, 2015, accumulated net unrealized depreciation on investments was $21,069,814, consisting of $2,531,573 gross unrealized appreciation and $23,601,387 gross unrealized depreciation.

At February 28, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

32

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Opportunistic
Midcap Value Fund

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
19	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Opportunistic
Midcap Value Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Opportunistic Midcap Value Fund, covering the six-month period from September 1, 2014, through February 28, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Several broad measures of U.S. stock market performance achieved new record highs over the reporting period as the U.S. economic recovery gained momentum and corporate earnings generally moved higher. These gains are especially notable in light of some persistent global headwinds, including recession concerns and deflation fears in Europe, escalating geopolitical conflicts in the Middle East, economic sanctions imposed on Russia, an economic slowdown in China, and plummeting oil prices stemming from a glut of supply amid tepid demand.

In light of recent domestic employment gains and signs of stabilization in global energy markets, we remain optimistic about the prospects for U.S. equities over the remainder of 2015. The U.S. economy also seems poised for further growth as the drags imposed by tight fiscal policies among federal, state and local governments continue to fade. Furthermore, we currently expect a somewhat faster pace of global growth over the months ahead. Of course, a number of risks to the U.S. and global economic recoveries remain, and changing macroeconomic conditions are likely to benefit some industry groups more than others.That’s why we continue to urge you to talk regularly with your financial advisor about the potential impact of our observations on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
March 16, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by David A. Daglio, Primary Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, Dreyfus Opportunistic Midcap Value Fund’s Class A shares produced a total return of 4.48%, Class C shares returned 4.11%, Class I shares returned 4.65%, and ClassY shares returned 4.70%.1 In comparison, the fund’s benchmark, the Russell Midcap ®Value Index (the “Index”), produced a 4.68% total return for the same period.2

A sustained U.S. economic recovery generally helped support midcap value stocks over the reporting period. The fund’s returns generally performed in line with its benchmark, as outperformance in the health care, financials, energy, and information technology sectors was balanced by shortfalls in the materials sector.

The Fund’s Investment Approach

The fund seeks to surpass the performance of the Index by investing in midcap companies with market capitalizations between $1 billion and $25 billion at the time of purchase. The fund’s portfolio managers identify potential investments through extensive quantitative and fundamental research conducted by the team’s dedicated sector specialists.

The fund focuses on individual stock selection (a “bottom-up” approach), emphasizing three key factors: relative value, business health, and business momentum.

The portfolio managers use an opportunistic value style in an attempt to benefit from valuation inefficiencies and underappreciated fundamental prospects present in the marketplace.To do this, the portfolio managers use mid-cycle estimates, growth prospects, the identification of a revaluation catalyst, and competitive advantages as some of the factors in the valuation assessment.

Midcap Stocks Climbed amid Volatility

The reporting period began in the wake of a rally that sent several broad measures of U.S. stock market performance to new record highs.The advance was interrupted

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

in early October 2014, when stock prices fell sharply due to renewed concerns regarding the sustainability of the U.S. economic recovery, ongoing headwinds in international markets, and fears that an outbreak of the Ebola virus would spread beyond Western Africa.

Stocks soon rebounded when these fears proved overblown, as evidenced by a steadily declining U.S. unemployment rate and the creation of hundreds of thousands of new jobs.These positive developments, together with rising corporate earnings, helped support greater consumer and business confidence. Nonetheless, equities generally continued to encounter bouts of volatility stemming from global economic instability and plummeting oil prices.

Midcap stocks produced lower returns, on average, than large- and small-cap stocks. Within the midcap asset class, returns from value stocks trailed their more growth-oriented counterparts. Investors typically favored relatively speculative companies with strong earnings growth, and more seasoned companies with attractive valuations mostly fell out of favor.

Stock Selection Strategies Generally Proved Effective

The fund’s investment strategy produced relatively favorable results across a number of market sectors over the reporting period. In the health care sector, drug developers Cubist Pharmaceuticals and Covance received takeover offers at substantial premiums to their stock prices at the time. In addition, neonatal and pediatric services provider MEDNAX benefited from an increase in live births during the latter part of 2014. Among financial institutions, title insurance specialist FNF Group saw higher policy issuance volumes as new and existing home sales rebounded. Brokerage services providers E*TRADE Financial and TD Ameritrade Holding experienced greater trading volumes and rising assets under management. Investment manager Voya Financial was rewarded by investors for improving returns on equity.

The fund also bolstered relative results through underweighted exposure to energy companies, which helped cushion the sector’s substantial losses as oil prices plunged. The fund’s sole energy holding, refiner Tesoro, held up relatively well when lower input costs boosted profit margins. Finally, in the information technology sector, the fund benefited from strong performance among software developers. Security software

4

specialist Fortinet entered new markets and saw rising demand after several highly publicized breaches of corporate computer systems, and enterprise technology services provider ServiceNow gained value amid greater adoption of its cloud-based services.

On a more negative note, the materials sector weighed on the fund’s relative performance to a degree, as gold miners Yamana Gold and New Gold suffered along with other commodities producers despite a relatively stable gold price.

Fundamentals and Valuations Appear Attractive

Business fundamentals have continued to improve in the recovering U.S. economy, and we believe that the long-term outlook for profit growth remains favorable. In addition, the recent underperformance of midcap value stocks has kept valuations at attractive levels. On the other hand, we currently expect heightened market volatility over the near term amid ongoing changes in currency exchange rates and the possibility of higher short-term interest rates in the United States.

In this environment, we have identified an ample number of attractively valued, fundamentally strong companies in the financials, information technology, and industrials sectors. In contrast, we have identified relatively few opportunities meeting our valuation criteria in the energy, utilities, and consumer staples sectors.

March 16, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Russell Midcap® Value Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Opportunistic Midcap Value Fund from September 1, 2014 to February 28, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 6.03	$ 9.67	$ 4.62	$ 4.21
Ending value (after expenses)	$ 1,044.80	$ 1,041.10	$ 1,046.50	$ 1,047.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 5.96	$ 9.54	$ 4.56	$ 4.16
Ending value (after expenses)	$ 1,018.89	$ 1,015.32	$ 1,020.28	$ 1,020.68

† Expenses are equal to the fund’s annualized expense ratio of 1.19% for Class A, 1.91% for Class C, .91% for
Class I and .83% for ClassY, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
February 28, 2015 (Unaudited)

Common Stocks—99.2%	Shares		Value ($)
Automobiles & Components—1.4%
Lear	337,984		36,813,217
Banks—4.9%
Comerica	1,471,706		67,374,701
Fifth Third Bancorp	1,053,716		20,399,942
SunTrust Banks	944,765		38,735,365
			126,510,008
Capital Goods—10.9%
Generac Holdings	290,221	[a,b]	14,304,993
Graco	303,406		22,992,107
IDEX	251,301		19,415,515
Ingersoll-Rand	959,875		64,494,001
PACCAR	609,962		39,068,066
Parker Hannifin	400,094		49,087,533
Regal-Beloit	949,477		74,002,237
			283,364,452
Commercial & Professional Services—2.2%
Equifax	608,372		56,803,694
Consumer Durables & Apparel—2.1%
Newell Rubbermaid	760,635		29,885,349
PVH	233,011		24,822,662
			54,708,011
Diversified Financials—23.6%
Blackstone Group	451,290		16,905,323
Discover Financial Services	1,116,541		68,086,670
E*TRADE Financial	2,812,824	[b]	73,231,873
FNFV Group	478,427	[b]	7,123,778
Intercontinental Exchange	282,157		66,408,472
Invesco	802,827		32,329,843
Leucadia National	3,604,859		85,543,304
Raymond James Financial	963,454		55,042,127
SLM	6,529,616		61,835,464
TD Ameritrade Holding	2,295,510		83,258,148
Voya Financial	1,386,133		61,253,217
			611,018,219

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Energy—1.8%
Tesoro	505,762		46,449,182
Exchange-Traded Funds—.5%
Standard & Poor’s Depository
Receipts S&P MidCap 400 ETF Trust	47,163	[a]	12,932,095
Health Care Equipment & Services—5.6%
Catamaran	919,052	[b]	45,906,647
MEDNAX	1,371,757	[b]	98,039,473
			143,946,120
Household & Personal Products—.5%
Estee Lauder, Cl. A	165,811		13,707,595
Insurance—3.3%
FNF Group	1,497,910		55,003,255
Hartford Financial Services Group	730,841		29,935,247
			84,938,502
Materials—7.6%
New Gold	3,812,872	[b]	14,527,042
Newmont Mining	2,790,875		73,483,739
Valspar	850,449		73,691,406
Yamana Gold	8,115,974		34,655,209
			196,357,396
Media—2.0%
CBS, Cl. B	454,807		26,879,094
Omnicom Group	305,379		24,289,846
			51,168,940
Pharmaceuticals,
Biotech & Life Sciences—4.2%
Agilent Technologies	949,536		40,079,915
Jazz Pharmaceuticals	245,099	[b]	41,688,889
Vertex Pharmaceuticals	226,489	[b]	27,049,581
			108,818,385
Real Estate—3.3%
Realogy Holdings	1,862,571	[b]	85,678,266
Retailing—2.1%
Staples	2,192,762		36,761,655
Williams-Sonoma	224,262		18,041,878
			54,803,533

8

Common Stocks (continued)	Shares		Value ($)
Semiconductors & Semiconductor
Equipment—2.3%
Applied Materials	2,088,227		52,310,086
United Microelectronics, ADR	3,021,022		7,582,765
			59,892,851
Software & Services—3.0%
DST Systems	209,153		22,230,872
Fortinet	1,182,785	[b]	39,753,404
ServiceNow	197,781	[b]	15,082,779
			77,067,055
Technology Hardware &
Equipment—15.0%
Arrow Electronics	442,163	[b]	27,396,419
Avnet	1,926,113		88,235,237
FEI	151,736		11,985,627
FLIR Systems	497,831		16,069,985
Ingram Micro, Cl. A	871,601	[b]	21,537,261
JDS Uniphase	3,820,414	[b]	52,607,101
Juniper Networks	1,304,777		31,197,218
Keysight Technologies	1,611,191		60,484,110
Seagate Technology	1,021,110		62,410,243
Western Digital	164,619		17,610,941
			389,534,142
Transportation—2.4%
J.B. Hunt Transport Services	322,266		27,553,743
Kirby	460,454	[b]	35,491,794
			63,045,537
Utilities—.5%
Great Plains Energy	438,187		11,660,156
Total Common Stocks
(cost $2,031,214,528)			2,569,217,356

Other Investment—2.0%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $51,429,689)	51,429,689	[c]	51,429,689

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $20,839,947)	20,839,947 [c]	20,839,947
Total Investments (cost $2,103,484,164)	102.0%	2,641,486,992
Liabilities, Less Cash and Receivables	(2.0%)	(50,734,868)
Net Assets	100.0%	2,590,752,124

ADR—American Depository Receipts
ETF—Exchange-Traded Fund

a Security, or portion thereof, on loan.At February 28, 2015, the value of the fund’s securities on loan was
$20,269,955 and the value of the collateral held by the fund was $20,839,947.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Diversified Financials	23.6	Semiconductors &
Technology Hardware & Equipment	15.0	Semiconductor Equipment	2.3
Capital Goods	10.9	Commercial & Professional Services	2.2
Materials	7.6	Consumer Durables & Apparel	2.1
Health Care Equipment & Services	5.6	Retailing	2.1
Banks	4.9	Media	2.0
Pharmaceuticals,		Energy	1.8
Biotech & Life Sciences	4.2	Automobiles & Components	1.4
Real Estate	3.3	Household & Personal Products	.5
Insurance	3.3	Exchange-Traded Funds	.5
Software & Services	3.0	Utilities	.5
Money Market Investments	2.8
Transportation	2.4		102.0

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2015 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $20,269,955)—Note 1(b):
Unaffiliated issuers		2,031,214,528 2,569,217,356
Affiliated issuers			72,269,636	72,269,636
Cash				10,796,173
Receivable for investment securities sold				51,373,523
Dividends and securities lending income receivable				2,290,404
Receivable for shares of Common Stock subscribed				1,986,547
Prepaid expenses				82,485
			2,708,016,124
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				1,852,800
Payable for investment securities purchased				91,354,275
Liability for securities on loan—Note 1(b)				20,839,947
Payable for shares of Common Stock redeemed				2,478,807
Accrued expenses				738,171
				117,264,000
Net Assets ($)			2,590,752,124
Composition of Net Assets ($):
Paid-in capital			1,946,192,874
Accumulated undistributed investment income—net				602,727
Accumulated net realized gain (loss) on investments				105,953,695
Accumulated net unrealized appreciation
(depreciation) on investments				538,002,828
Net Assets ($)			2,590,752,124

Net Asset Value Per Share
	Class A	Class C	Class I	Class Y
Net Assets ($)	1,338,609,472	126,923,344	1,036,674,890	88,544,418
Shares Outstanding	33,016,826	3,365,882	25,705,560	2,190,613
Net Asset Value Per Share ($)	40.54	37.71	40.33	40.42

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2015 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $56,032 foreign taxes withheld at source):
Unaffiliated issuers	14,367,004
Affiliated issuers	13,194
Income from securities lending—Note 1(b)	7,514
Interest	4,703
Total Income	14,392,415
Expenses:
Management fee—Note 3(a)	9,387,329
Shareholder servicing costs—Note 3(c)	3,526,031
Distribution fees—Note 3(b)	431,609
Directors’ fees and expenses—Note 3(d)	84,471
Registration fees	84,292
Prospectus and shareholders’ reports	74,253
Custodian fees—Note 3(c)	70,376
Professional fees	47,289
Loan commitment fees—Note 2	26,668
Interest expense—Note 2	15,635
Miscellaneous	27,536
Total Expenses	13,775,489
Less—reduction in fees due to earnings credits—Note 3(c)	(166)
Net Expenses	13,775,323
Investment Income—Net	617,092
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	190,186,392
Net unrealized appreciation (depreciation) on investments	(96,263,642)
Net Realized and Unrealized Gain (Loss) on Investments	93,922,750
Net Increase in Net Assets Resulting from Operations	94,539,842

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014
Operations ($):
Investment income—net	617,092	5,135,189
Net realized gain (loss) on investments	190,186,392	237,409,389
Net unrealized appreciation
(depreciation) on investments	(96,263,642)	280,671,141
Net Increase (Decrease) in Net Assets
Resulting from Operations	94,539,842	523,215,719
Dividends to Shareholders from ($):
Investment income—net:
Class A	(1,486,127)	—
Class I	(3,415,093)	(1,802,406)
Class Y	(95,271)	(3)
Net realized gain on investments:
Class A	(134,482,192)	(118,254,358)
Class C	(12,676,901)	(6,774,704)
Class I	(101,601,363)	(100,906,266)
Class Y	(2,100,596)	(114)
Total Dividends	(255,857,543)	(227,737,851)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	217,259,796	565,392,684
Class C	20,179,924	64,484,510
Class I	236,538,541	405,469,244
Class Y	68,526,566	25,495,371
Dividends reinvested:
Class A	125,099,846	108,498,885
Class C	9,693,034	5,275,653
Class I	96,450,363	96,941,746
Class Y	1,960,207	—
Cost of shares redeemed:
Class A	(341,718,940)	(490,387,885)
Class C	(9,590,173)	(10,847,723)
Class I	(504,310,673)	(207,643,551)
Class Y	(7,457,788)	(1,602,699)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(87,369,297)	561,076,235
Total Increase (Decrease) in Net Assets	(248,686,998)	856,554,103
Net Assets ($):
Beginning of Period	2,839,439,122	1,982,885,019
End of Period	2,590,752,124	2,839,439,122
Undistributed investment income—net	602,727	4,982,126

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014
Capital Share Transactions:
Class A
Shares sold	5,436,099	13,828,910
Shares issued for dividends reinvested	3,215,108	2,823,286
Shares redeemed	(8,468,585)	(12,022,981)
Net Increase (Decrease) in Shares Outstanding	182,622	4,629,215
Class C
Shares sold	539,856	1,668,532
Shares issued for dividends reinvested	267,394	145,335
Shares redeemed	(257,070)	(280,105)
Net Increase (Decrease) in Shares Outstanding	550,180	1,533,762
Class Ia
Shares sold	5,899,100	9,890,087
Shares issued for dividends reinvested	2,493,546	2,537,742
Shares redeemed	(12,508,877)	(5,083,013)
Net Increase (Decrease) in Shares Outstanding	(4,116,231)	7,344,816
Class Ya
Shares sold	1,742,652	621,470
Shares issued for dividends reinvested	50,573	—
Shares redeemed	(185,726)	(38,383)
Net Increase (Decrease) in Shares Outstanding	1,607,499	583,087

a During the period ended August 31, 2014, 146,870 Class I shares representing $6,126,885 were exchanged for
146,470 ClassY shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2015			Year Ended August 31,
Class A Shares	(Unaudited)	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	43.17	38.27	29.47	31.19	26.65	24.03
Investment Operations:
Investment income (loss)—net[a]	(.01)	.05	.03	.07	.22	(.01)
Net realized and unrealized
gain (loss) on investments	1.77	9.10	8.83	3.34	4.32	2.70 [b]
Total from
Investment Operations	1.76	9.15	8.86	3.41	4.54	2.69
Distributions:
Dividends from
investment income—net	(.05)	—	(.06)	(.23)	—	(.07)
Dividends from net realized
gain on investments	(4.34)	(4.25)	—	(4.90)	—	—
Total Distributions	(4.39)	(4.25)	(.06)	(5.13)	—	(.07)
Net asset value,
end of period	40.54	43.17	38.27	29.47	31.19	26.65
Total Return (%)[c]	4.48 [d]	25.32	30.11	13.44	17.03	11.20
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	1.19 [e]	1.15	1.18	1.22	1.17	1.18
Ratio of net expenses
to average net assets	1.19 [e]	1.15	1.18	1.22	1.17	1.18
Ratio of net investment
income (loss) to
average net assets	(.03)[e]	.12	.08	.25	.64	(.02)
Portfolio Turnover Rate	39.62 [d]	67.49	91.31	71.25	114.02	122.17
Net Assets, end of period
($ x 1,000)	1,338,609	1,417,535	1,079,346	979,628	1,057,495	1,068,338

a	Based on average shares outstanding.
b	Amount includes litigation proceeds received by the fund amounting to $.02 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2015				Year Ended August 31,
Class C Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	40.55		36.44	28.22	30.24	26.05	23.72
Investment Operations:
Investment (loss)—net[a]	(.14)		(.26)	(.24)	(.16)	(.16)	(.23)
Net realized and unrealized
gain (loss) on investments	1.64		8.62	8.46	3.20	4.35	2.67 [b]
Total from Investment Operations	1.50		8.36	8.22	3.04	4.19	2.44
Distributions:
Dividends from
investment income—net	—		—	—	(.16)	—	(.11)
Dividends from net realized
gain on investments	(4.34)		(4.25)	—	(4.90)	—	—
Total Distributions	(4.34)		(4.25)	—	(5.06)	—	(.11)
Net asset value, end of period	37.71		40.55	36.44	28.22	30.24	26.05
Total Return (%)[c]	4.11	[d]	24.35	29.13	12.48	16.09	10.29
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.91	[e]	1.92	1.97	2.03	2.00	2.02
Ratio of net expenses
to average net assets	1.91	[e]	1.92	1.97	2.03	2.00	2.02
Ratio of net investment (loss)
to average net assets	(.75)[e]		(.66)	(.72)	(.56)	(.48)	(.83)
Portfolio Turnover Rate	39.62	[d]	67.49	91.31	71.25	114.02	122.17
Net Assets, end of period
($ x 1,000)	126,923		114,179	46,708	22,538	22,343	5,218

a	Based on average shares outstanding.
b	Amount includes litigation proceeds received by the fund amounting to $.02 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

16

Six Months Ended
February 28, 2015				Year Ended August 31,
Class I Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	43.01		38.12	29.38	31.21	26.61	23.98
Investment Operations:
Investment income—net[a]	.05		.15	.10	.14	.18	.10
Net realized and unrealized
gain (loss) on investments	1.76		9.07	8.77	3.32	4.42	2.69 [b]
Total from Investment Operations 1.81			9.22	8.87	3.46	4.60	2.79
Distributions:
Dividends from
investment income—net	(.15)		(.08)	(.13)	(.39)	—	(.16)
Dividends from net realized
gain on investments	(4.34)		(4.25)	—	(4.90)	—	—
Total Distributions	(4.49)		(4.33)	(.13)	(5.29)	—	(.16)
Net asset value, end of period	40.33		43.01	38.12	29.38	31.21	26.61
Total Return (%)	4.65	[c]	25.62	30.26	13.71	17.29	11.64
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.91	[d]	.90	.97	1.00	.96	.84
Ratio of net expenses
to average net assets	.91	[d]	.90	.97	1.00	.96	.84
Ratio of net investment income
to average net assets	.24	[d]	.37	.27	.48	.53	.38
Portfolio Turnover Rate	39.62	[c]	67.49	91.31	71.25	114.02	122.17
Net Assets, end of period
($ x 1,000)	1,036,675		1,282,578	856,830	155,210	80,041	16,691

a	Based on average shares outstanding.
b	Amount includes litigation proceeds received by the fund amounting to $.02 per share.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	February 28, 2015		Year Ended August 31,
Class Y Shares	(Unaudited)		2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	43.12		38.12	37.48
Investment Operations:
Investment income—net[b]	.06		.19	.02
Net realized and unrealized
gain (loss) on investments	1.78		9.17	.62
Total from Investment Operations	1.84		9.36	.64
Distributions:
Dividends from investment income—net	(.20)		(.11)	—
Dividends from net realized gain on investments	(4.34)		(4.25)	—
Total Distributions	(4.54)		(4.36)	—
Net asset value, end of period	40.42		43.12	38.12
Total Return (%)	4.70	[c]	26.02	1.74	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	[d]	.83	.80	[d]
Ratio of net expenses to average net assets	.83	[d]	.83	.80	[d]
Ratio of net investment income
to average net assets	.27	[d]	.50	.33	[d]
Portfolio Turnover Rate	39.62	[c]	67.49	91.31
Net Assets, end of period ($ x 1,000)	88,544		25,147	1

a	From July 1, 2013 (commencement of initial offering) to August 31, 2013.
b	Based on average shares outstanding.
c	Not annualized.
d	Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic Midcap Value Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective seeks to surpass the performance of the Russell Midcap® Value Index.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (350 million shares authorized), Class C (125 million shares authorized), Class I (125 million shares authorized) and Class Y (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

20

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 28, 2015 in valuing the fund's investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common
Stocks†	2,499,520,245	—	—	2,499,520,245

22

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($) (continued)
Investments in
Securities (continued):
Equity Securities—
Foreign
Common Stocks†	56,765,016	—	—	56,765,016
Exchange-Traded
Funds	12,932,095	—	—	12,932,095
Mutual Funds	72,269,636	—	—	72,269,636

† See Statement of Investments for additional detailed categorizations.

At February 28, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended February 28, 2015, The Bank of New York Mellon earned $2,505 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended February 28, 2015 were as follows:

Affiliated
Investment	Value			Value	Net
Company	8/31/2014 ($)	Purchases ($)	Sales ($)	2/28/2015 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	21,752,291	434,848,145	405,170,747	51,429,689	2.0
Dreyfus
Institutional
Cash
Advantage
Fund	—	57,993,822	37,153,875	20,839,947.8
Total	21,752,291	492,841,967	442,324,622	72,269,636	2.8

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

24

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 28, 2015, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2014 was as follows: ordinary income $27,301,657 and long-term capital gains $200,436,194.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2015 was approximately $2,896,100 with a related weighted average annualized interest rate of 1.09%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended February 28, 2015, the Distributor retained $34,892 from commissions earned on sales of the fund’s Class A shares and $19,000 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended February 28, 2015, Class C shares were charged $431,609 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2015, Class A and Class C shares were charged $1,647,599 and $143,870, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash

26

balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 28, 2015, the fund was charged $59,706 for transfer agency services and $4,045 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $166.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 28, 2015, the fund was charged $70,376 pursuant to the custody agreement.

During the period ended February 28, 2015, the fund was charged $5,456 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $1,437,317, Distribution Plan fees $71,237, Shareholder Services Plan fees $277,788, custodian fees $40,014, Chief Compliance Officer fees $1,912 and transfer agency fees $24,532.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2015, amounted to $1,005,688,086 and $1,347,737,654, respectively.

At February 28, 2015, accumulated net unrealized appreciation on investments was $538,002,828, consisting of $581,136,701 gross unrealized appreciation and $43,133,873 gross unrealized depreciation.

At February 28, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

28

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Opportunistic
Small Cap Fund

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Opportunistic
Small Cap Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Opportunistic Small Cap Fund, covering the six-month period from September 1, 2014, through February 28, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Several broad measures of U.S. stock market performance achieved new record highs over the reporting period as the U.S. economic recovery gained momentum and corporate earnings generally moved higher. These gains are especially notable in light of some persistent global headwinds, including recession concerns and deflation fears in Europe, escalating geopolitical conflicts in the Middle East, economic sanctions imposed on Russia, an economic slowdown in China, and plummeting oil prices stemming from a glut of supply amid tepid demand.

In light of recent domestic employment gains and signs of stabilization in global energy markets, we remain optimistic about the prospects for U.S. equities over the remainder of 2015. The U.S. economy also seems poised for further growth as the drags imposed by tight fiscal policies among federal, state and local governments continue to fade. Furthermore, we currently expect a somewhat faster pace of global growth over the months ahead. Of course, a number of risks to the U.S. and global economic recoveries remain, and changing macroeconomic conditions are likely to benefit some industry groups more than others.That’s why we continue to urge you to talk regularly with your financial advisor about the potential impact of our observations on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
March 16, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by David A. Daglio, Primary Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, Dreyfus Opportunistic Small Cap Fund produced a total return of 2.19%.1 In comparison, the fund’s benchmark, the Russell 2000® Index (the “Index”), produced a total return of 5.70%.

A sustained U.S. economic recovery generally helped support stock prices over the reporting period. However, small-cap growth stocks fared better than their more value-oriented counterparts. Shortfalls in the health care, information technology, and materials sectors caused the fund to lag its benchmark.

The Fund’s Investment Approach

The fund seeks capital appreciation.The fund normally invests at least 80% of its assets in the stocks of small-cap companies.The fund currently considers small cap companies to be those companies with market capitalizations that fall within the range of companies in the Index. Stocks are selected for the fund’s portfolio based primarily on bottom-up fundamental analysis. The fund’s team of portfolio managers uses a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company, and the identification of a revaluation trigger. Intrinsic value is based on the combination of the valuation assessment of the company’s operating divisions with the firm’s economic balance sheet. Mid-cycle estimates, growth prospects, and competitive advantages are some of the factors used in the valuation assessment. A company’s stated and hidden liabilities and assets are included in the portfolio manager’s economic balance sheet calculation. Sector overweights and underweights are a function of the relative attractiveness of securities within the fund’s investable universe.The fund’s portfolio managers invest in stocks that they believe have attractive reward to risk opportunities and may actively adjust the fund’s portfolio to reflect new developments.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Small-Cap Stocks Climbed amid Volatility

The reporting period began in the wake of a rally that sent several broad measures of U.S. stock market performance to new record highs.The advance was interrupted in early October 2014, when stock prices fell sharply due to renewed concerns regarding the sustainability of the U.S. economic recovery, ongoing headwinds in international markets, and fears that an outbreak of the Ebola virus would spread beyond Western Africa.

Stocks soon rebounded when these fears proved overblown, as evidenced by a steadily declining U.S. unemployment rate and the creation of hundreds of thousands of new jobs. These positive developments, together with rising corporate earnings, helped support greater consumer and business confidence. Nonetheless, equities generally continued to encounter bouts of heightened volatility stemming from global economic instability and plummeting oil prices. Small-cap companies proved less vulnerable than large-cap stocks to global concerns, largely because small companies tend to derive most of their revenues from domestic markets.

Small-cap stocks produced slightly lower returns, on average, than large-cap stocks, but they outperformed midcap stocks. Within the small-cap asset class, investors favored relatively speculative companies with strong earnings growth, and they generally turned away from more seasoned companies with attractive valuations.

Value Bias Dampened Fund Results

The fund fell short of its benchmark due to an emphasis on companies with attractive valuations. This strategy proved particularly unproductive in the health care sector, where the fund did not own some of the small biotechnology firms that benefited from intensifying mergers-and-acquisitions activity. In the information technology sector, weaker performers included Applied Micro Circuits, where a new microchip took longer than expected to come to market, and LED lighting equipment maker Veeco Instruments, which encountered lower-than-expected customer spending. Among materials companies, gold miners Allied Nevada Gold and New Gold suffered along with other commodities producers despite a relatively stable gold price.

4

The fund generated more positive relative performance though underweighted exposure to energy companies, which helped cushion the sector’s substantial losses. In the consumer discretionary sector, retailer Office Depot approximately doubled in value after reducing operating costs and receiving an acquisition offer. Among industrial companies, rising employment trends sparked an upswing in the office furniture sales cycle, benefiting Steelcase, Herman Miller, and HNI. In addition, generator manufacturer Generac Holdings experienced robust demand stemming from unusually severe winter weather in the Northeast.

Fundamentals and Valuations Appear Attractive

Business fundamentals have continued to improve in the recovering U.S. economy, and the recent underperformance of small-cap value stocks has kept valuations at attractive levels. Therefore, we have positioned the fund constructively, including overweighted exposure to information technology, financials, and industrials stocks. In contrast, we have identified relatively few opportunities in the energy, utilities, and consumer staples sectors.

March 16, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small cap companies often experience sharper price fluctuations than stocks of large-cap companies.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain
distributions.The Russell 2000® Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000® Index.The Russell 3000® Index is composed of the 3,000 largest U.S. companies based on total market capitalization. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Opportunistic Small Cap Fund from September 1, 2014 to February 28, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2015

Expenses paid per $1,000†	$ 5.51
Ending value (after expenses)	$ 1,021.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2015

Expenses paid per $1,000†	$ 5.51
Ending value (after expenses)	$ 1,019.34

† Expenses are equal to the fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
February 28, 2015 (Unaudited)

Common Stocks—99.5%	Shares		Value ($)
Automobiles & Components—2.1%
Dana Holding	379,723		8,296,948
Winnebago Industries	459,768		10,671,215
			18,968,163
Banks—12.6%
Ameris Bancorp	167,762		4,390,331
Columbia Banking System	318,175		8,966,171
CVB Financial	362,547		5,673,861
EverBank Financial	886,109		15,932,240
Ladder Capital, Cl. A	518,032		9,531,789
Sandy Spring Bancorp	142,702		3,678,858
Simmons First National, Cl. A	29,928		1,225,552
South State	192,655		13,009,992
SVB Financial Group	271,363	[a]	33,350,513
Talmer Bancorp, Cl. A	294,165		4,156,551
UMB Financial	140,325		7,232,350
WesBanco	139,923		4,581,079
			111,729,287
Capital Goods—5.1%
Altra Industrial Motion	144,684		3,949,873
Encore Wire	72,461		2,702,071
Generac Holdings	359,571	[a,b]	17,723,255
L.B. Foster, Cl. A	71,377		3,498,900
Thermon Group Holdings	726,121	[a]	17,804,487
			45,678,586
Commercial & Professional Services—10.8%
Herman Miller	111,298		3,446,899
HNI	154,066		7,857,366
Interface	968,488		19,553,773
Knoll	227,954		4,839,463
Korn/Ferry International	489,628	[a]	14,982,617
Steelcase, Cl. A	1,466,998		27,462,203
TrueBlue	759,885	[a]	17,484,954
			95,627,275

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Consumer Services—3.6%
Apollo Education Group	635,251	[a]	17,564,690
LifeLock	1,005,199	[a]	14,052,682
			31,617,372
Diversified Financials—4.3%
FNFV Group	275,607	[a]	4,103,788
Nelnet, Cl. A	96,071		4,478,830
Raymond James Financial	299,400		17,104,722
SLM	1,316,046		12,462,956
			38,150,296
Energy—1.6%
Western Refining	301,072		14,180,491
Exchange-Traded Funds—2.2%
iShares Russell 2000 ETF	158,487	[b]	19,427,336
Health Care Equipment & Services—1.4%
HeartWare International	147,984	[a]	12,612,676
Insurance—.4%
Stewart Information Services	85,009		3,198,889
Materials—7.8%
AuRico Gold	2,858,970	[b]	10,120,754
Chemtura	882,764	[a,b]	23,172,555
New Gold	2,574,103	[a]	9,807,332
OMNOVA Solutions	1,152,942	[a]	9,188,948
Royal Gold	57,100		4,116,910
Trinseo	453,754	[b]	8,231,098
Yamana Gold	1,048,026		4,475,071
			69,112,668
Media—1.4%
Media General	451,617	[a]	6,733,610
Meredith	49,391		2,649,333
Nexstar Broadcasting Group, Cl. A	51,139		2,788,610
			12,171,553

8

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences—10.0%
Emergent BioSolutions	1,039,281	[a]	31,147,252
Flamel Technologies, ADR	479,202	[a]	7,499,511
GW Pharmaceuticals, ADR	198,467	[a,b]	16,059,950
Revance Therapeutics	373,388	[b]	5,992,877
Sangamo BioSciences	507,616	[a,b]	8,538,101
TherapeuticsMD	3,814,386	[a,b]	19,338,937
			88,576,628
Real Estate—3.2%
American Residential Properties	658,859	[a,c]	11,424,615
Realogy Holdings	359,913	[a]	16,555,998
			27,980,613
Retailing—4.5%
Office Depot	4,214,908	[a]	39,493,688
Semiconductors & Semiconductor
Equipment—6.2%
Applied Micro Circuits	799,596	[a]	4,349,802
Lattice Semiconductor	554,929	[a]	3,729,123
Mellanox Technologies	311,100	[a]	14,820,804
Microsemi	413,860	[a]	13,342,846
Veeco Instruments	606,528	[a]	18,493,039
			54,735,614
Software & Services—8.8%
Borderfree	71,656		552,468
Cardtronics	88,764	[a]	3,247,875
CoreLogic	554,813	[a]	18,497,465
CSG Systems International	110,885		3,316,570
Dealertrack Technologies	552,952	[a]	21,990,901
Infoblox	1,085,291	[a]	25,233,016
Tableau Software, Cl. A	53,564	[a]	5,035,552
			77,873,847

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Technology Hardware &
Equipment—12.7%
Arrow Electronics	302,486	[a]	18,742,033
Ciena	725,658	[a]	15,180,765
FEI	50,715		4,005,978
Jabil Circuit	663,057		14,567,362
JDS Uniphase	1,500,083	[a]	20,656,143
Keysight Technologies	117,507		4,411,213
ScanSource	362,316	[a]	13,173,810
Tech Data	107,645	[a]	6,404,877
Universal Display	448,408	[a,b]	15,420,751
			112,562,932
Transportation—.8%
ArcBest	86,939		3,641,005
Diana Shipping	572,287	[a,b]	3,965,949
			7,606,954
Total Common Stocks
(cost $726,873,843)			881,304,868

Other Investment—.7%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $5,879,095)	5,879,095	[d]	5,879,095

10

Investment of Cash Collateral
for Securities Loaned—5.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $49,829,168)	49,829,168 [d]	49,829,168
Total Investments (cost $782,582,106)	105.8%	937,013,131
Liabilities, Less Cash and Receivables	(5.8%)	(51,612,711)
Net Assets	100.0%	885,400,420

ADR—American Depository Receipts
ETF—Exchange-Traded Fund

a Non-income producing security.
b Security, or portion thereof, on loan.At February 28, 2015, the value of the fund’s securities on loan was
$47,513,331 and the value of the collateral held by the fund was $50,111,534, consisting of cash collateral of
$49,829,168 and U.S. Government and Agency securities valued at $282,366.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Technology Hardware & Equipment	12.7	Diversified Financials	4.3
Banks	12.6	Consumer Services	3.6
Commercial & Professional Services	10.8	Real Estate	3.2
Pharmaceuticals,		Exchange-Traded Funds	2.2
Biotech & Life Sciences	10.0	Automobiles & Components	2.1
Software & Services	8.8	Energy	1.6
Materials	7.8	Health Care Equipment & Services	1.4
Money Market Investments	6.3	Media	1.4
Semiconductors &		Transportation	.8
Semiconductor Equipment	6.2	Insurance	.4
Capital Goods	5.1
Retailing	4.5		105.8

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2015 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $47,513,331)—Note 1(b):
Unaffiliated issuers	726,873,843	881,304,868
Affiliated issuers	55,708,263	55,708,263
Cash		1,304,633
Receivable for investment securities sold		11,927,702
Receivable for shares of Common Stock subscribed		968,003
Dividends and securities lending income receivable		318,156
Prepaid expenses and other assets		18,573
		951,550,198
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		711,624
Liability for securities on loan—Note 1(b)		49,829,168
Payable for investment securities purchased		14,665,872
Payable for shares of Common Stock redeemed		785,339
Accrued expenses		157,775
		66,149,778
Net Assets ($)		885,400,420
Composition of Net Assets ($):
Paid-in capital		750,840,461
Accumulated investment (loss)—net		(1,622,436)
Accumulated net realized gain (loss) on investments		(18,248,630)
Accumulated net unrealized appreciation
(depreciation) on investments		154,431,025
Net Assets ($)		885,400,420
Shares Outstanding
(200 million shares of $.001 par value Common Stock authorized)		28,507,278
Net Asset Value, offering and redemption price per share ($)		31.06

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2015 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $13,368 foreign taxes withheld at source):
Unaffiliated issuers	3,319,303
Affiliated issuers	3,780
Income from securities lending—Note 1(b)	93,058
Total Income	3,416,141
Expenses:
Management fee—Note 3(a)	3,442,911
Shareholder servicing costs—Note 3(b)	1,441,065
Custodian fees—Note 3(b)	37,705
Professional fees	31,779
Directors’ fees and expenses—Note 3(c)	26,334
Prospectus and shareholders’ reports	22,544
Registration fees	12,675
Loan commitment fees—Note 2	5,684
Miscellaneous	18,029
Total Expenses	5,038,726
Less—reduction in fees due to earnings credits—Note 3(b)	(149)
Net Expenses	5,038,577
Investment (Loss)—Net	(1,622,436)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,772,665)
Net unrealized appreciation (depreciation) on investments	(3,743,795)
Net Realized and Unrealized Gain (Loss) on Investments	(6,516,460)
Net (Decrease) in Net Assets Resulting from Operations	(8,138,896)
See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014
Operations ($):
Investment (loss)—net	(1,622,436)	(3,818,017)
Net realized gain (loss) on investments	(2,772,665)	179,007,894
Net unrealized appreciation
(depreciation) on investments	(3,743,795)	(21,646,674)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(8,138,896)	153,543,203
Dividends to Shareholders from ($):
Net realized gain on investments	(136,261,066)	(117,652,217)
Capital Stock Transactions ($):
Net proceeds from shares sold	114,047,408	409,179,762
Dividends reinvested	110,475,587	97,841,528
Cost of shares redeemed	(357,238,901)	(231,081,362)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(132,715,906)	275,939,928
Total Increase (Decrease) in Net Assets	(277,115,868)	311,830,914
Net Assets ($):
Beginning of Period	1,162,516,288	850,685,374
End of Period	885,400,420	1,162,516,288
Accumulated investment (loss)—net	(1,622,436)	—
Capital Share Transactions (Shares):
Shares sold	3,584,013	11,449,047
Shares issued for dividends reinvested	3,648,467	2,911,950
Shares redeemed	(11,131,475)	(6,469,635)
Net Increase (Decrease) in Shares Outstanding	(3,898,995)	7,891,362

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2015				Year Ended August 31,
	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	35.87		34.70	26.02	24.90	22.49	20.65
Investment Operations:
Investment (loss)—net[a]	(.06)		(.13)	(.09)	(.13)	(.07)	(.04)
Net realized and unrealized
gain (loss) on investments	.71		5.70	8.77	4.27	2.97	1.88
Total from
Investment Operations	.65		5.57	8.68	4.14	2.90	1.84
Distributions:
Dividends from
investment income—net	—		—	—	—	(.00)[b]	—
Dividends from net realized
gain on investments	(5.46)		(4.40)	—	(3.02)	(.49)	—
Total Distributions	(5.46)		(4.40)	—	(3.02)	(.49)	—
Net asset value, end of period	31.06		35.87	34.70	26.02	24.90	22.49
Total Return (%)	2.19	[c]	16.95	33.36	18.81	12.57	8.91
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.10	[d]	1.10	1.13	1.19	1.16	1.22
Ratio of net expenses
to average net assets	1.10	[d]	1.10	1.13	1.19	1.16	1.22
Ratio of net investment (loss)
to average net assets	(.35)[d]		(.35)	(.29)	(.52)	(.23)	(.15)
Portfolio Turnover Rate	35.63	[c]	88.69	94.62	85.92	123.29	128.47
Net Assets, end of period
($ x 1,000)	885,400		1,162,516	850,685	595,337	573,898	476,939

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic Small Cap Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund.The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

16

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

18

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 28, 2015 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	809,948,965	—	—	809,948,965
Equity Securities—
Foreign
Common Stocks†	51,928,567	—	—	51,928,567
Exchange-Traded
Funds	19,427,336	—	—	19,427,336
Mutual Funds	55,708,263	—	—	55,708,263

† See Statement of Investments for additional detailed categorizations.

At February 28, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended February 28, 2015, The Bank of New York Mellon earned $21,802 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended February 28, 2015 were as follows:

Affiliated
Investment	Value			Value	Net
Company	8/31/2014 ($)	Purchases ($)	Sales ($)	2/28/2015 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	4,531,480	142,524,271	141,176,656	5,879,095.7
Dreyfus
Institutional
Cash
Advantage
Fund	42,129,685	288,774,269	281,074,786	49,829,168	5.6
Total	46,661,165	431,298,540	422,251,442	55,708,263	6.3

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply

20

with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2015, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 28, 2015, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As a result of the fund’s previous merger with Dreyfus Emerging Leaders Fund, capital losses of $12,189,525 are available to offset future gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. If not applied, these acquired capital losses expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2014 was as follows: ordinary income $11,212,224 and long-term capital gains $106,439,993.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2015, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as

22

answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2015, the fund was charged $1,147,637 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 28, 2015, the fund was charged $55,021 for transfer agency services and $3,663 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $149.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 28, 2015, the fund was charged $37,705 pursuant to the custody agreement.

During the period ended February 28, 2015, the fund was charged $5,456 for services performed by the Chief Compliance Officer and his staff.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $496,963, Shareholder Services Plan fees $165,654, custodian fees $26,200, Chief Compliance Officer fees $1,912 and transfer agency fees $20,895.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2015 amounted to $330,510,644 and $587,537,535, respectively.

At February 28, 2015, accumulated net unrealized appreciation on investments was $154,431,025, consisting of $169,779,327 gross unrealized appreciation and $15,348,302 gross unrealized depreciation.

At February 28, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

24

For More Information

Ticker Symbol: DSCVX

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Opportunistic
U.S. Stock Fund

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
17	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Opportunistic
U.S. Stock Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Opportunistic U.S. Stock Fund, covering the six-month period from September 1, 2014, through February 28, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Several broad measures of U.S. stock market performance achieved new record highs over the reporting period as the U.S. economic recovery gained momentum and corporate earnings generally moved higher. Meanwhile, U.S. bond markets continued to defy most analysts’ expectations as long-term interest rates declined and inflation remained low. These positive market trends are especially notable in light of some persistent global headwinds, including recession concerns and deflation fears in Europe, escalating geopolitical conflicts in the Middle East, economic sanctions imposed on Russia, an economic slowdown in China, and plummeting oil prices stemming from a glut of supply amid tepid demand.

In light of recent employment gains and signs of stabilization in global energy markets, we remain optimistic about the prospects for equities and, to a lesser extent, bonds over the remainder of 2015. The U.S. economy seems poised for further growth as the drags imposed by tight fiscal policies among federal, state and local governments continue to fade. Meanwhile, we currently expect a somewhat faster pace of global growth in 2015 than in 2014. Of course, a number of risks to U.S. and global economic growth remain, including changing macroeconomic conditions and the possibility of short-term interest rate hikes.That’s why we continue to urge you to talk regularly with your financial advisor about the potential impact of our observations on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
March 16, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by David A. Daglio, Primary Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, Dreyfus Opportunistic U.S. Stock Fund’s Class A shares produced a total return of 4.60%, Class C shares returned 4.23%, and Class I shares returned 4.83%.1 In comparison, the fund’s benchmark, the Russell 3000 ® Index (the “Index”), produced a total return of 5.98%.2

A sustained U.S. economic recovery generally helped support stock prices across all capitalization ranges over the reporting period. The fund produced lower returns than its benchmark, mainly due to stock selection shortfalls in the materials and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. The fund normally invests at least 80% of its assets in the stocks of publicly traded companies located in the United States.The fund may invest in the stocks of companies of any market capitalization and may hold growth or value stocks or a blend of both.

Stocks are selected for the fund’s portfolio based on a combination of fundamental, bottom-up research, macro insights, and risk management. With support from a team of research analysts, we use a disciplined, opportunistic investment approach to identify stocks of companies that we believe to be attractive from a valuation and fundamental standpoint, including those that are trading materially below our estimate of intrinsic market value, those that have strong or improving fundamentals, and those that have a revaluation catalyst. We focus on understanding the current fundamentals driving a company’s profits and cash flow, valuing the liabilities most likely to impact the company’s business, and evaluating business conditions most likely to affect the company’s prospects for future growth.

Stocks Climbed amid Heightened Volatility

The reporting period began in the wake of a rally that sent several broad measures of U.S. stock market performance to record highs. The advance was interrupted in

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

early October 2014, when stock prices fell sharply due to renewed concerns regarding the sustainability of the U.S. economic recovery, ongoing headwinds in international markets, and worries that an outbreak of the Ebola virus would spread beyond Western Africa.

Stocks soon rebounded when these fears proved overblown, as evidenced by a steadily declining U.S. unemployment rate and the creation of hundreds of thousands of new jobs. These developments, together with rising corporate earnings, helped support greater consumer and business confidence. Nonetheless, equities continued to encounter bouts of volatility stemming from global economic instability and plummeting oil prices.

In this environment, investors typically favored relatively speculative companies with strong earnings growth, while more seasoned companies with attractive valuations mostly trailed broader market averages.

Security Selection Shortfalls Dampened Relative Results

Our investment process enabled the fund to participate significantly in the benchmark’s moderate gains over the reporting period, but relative performance was undermined by our security selection strategy in some market sectors. Most notably, results from the materials sector were hurt by mining company Yamana Gold, which was weak due to the company’s sensitivity to falling gold prices, as well as disappointing earnings and a dividend cut. The fund also was hampered by an underweighted position in the relatively strong consumer discretionary sector, including lack of exposure to home improvement retailers Lowe’s Companies and The Home Depot. Moreover, fashion accessories seller Michael Kors Holdings struggled with weak overseas markets and disappointing same-store sales comparisons in the United States.

The fund achieved better results in the health care sector, where smaller biotechnol-ogy firms Isis Pharmaceuticals, Actavis, Vertex Pharmaceuticals, and Biogen Idec reported favorable results from clinical trials of new products. The fund also benefited when we eliminated its exposure to the hard-hit energy sector during the reporting period, helping to avoid further weakness stemming from plunging oil prices. Finally, successful security selections in the financials sector included residential real estate services provider Realogy Holdings, which advanced along with U.S. housing markets. Capital markets firms E*TRADE Financial, Intercontinental

4

Exchange, and Goldman Sachs Group fared well in rising securities markets. In the insurance industry, we successfully avoided some of the weaker multiline insurers in favor of more specialized businesses, such as title insurer FNF Group.

Focusing on Fundamentally Strong, U.S.-Centric Businesses

Business fundamentals have continued to improve in the recovering U.S. economy, and corporate balance sheets appear to be awash in cash waiting for more productive uses. On the other hand, we currently expect heightened market volatility over the near term in the midst of global economic uncertainty and the possibility of higher short-term interest rates in the United States.

Therefore, we have intensified our focus on industry groups that we believe are well positioned for further U.S. economic expansion. For example, we reduced the fund’s exposure to the energy and materials sectors, while adding to the fund’s holdings of software developers and service providers in the information technology sector.

March 16, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.These risks are enhanced in emerging market countries. Please read the prospectus for further discussion of these risks.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain
distributions.The Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Opportunistic U.S. Stock Fund from September 1, 2014 to February 28, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2015

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 6.09	$ 9.87	$ 4.82
Ending value (after expenses)	$ 1,046.00	$ 1,042.30	$ 1,048.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2015

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 6.01	$ 9.74	$ 4.76
Ending value (after expenses)	$ 1,018.84	$ 1,015.12	$ 1,020.08

Expenses are equal to the fund’s annualized expense ratio of 1.20% for Class A, 1.95% for Class C and .95%
for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
February 28, 2015 (Unaudited)

Common Stocks—99.6%	Shares		Value ($)
Banks—6.1%
SVB Financial Group	5,738	[a]	705,200
Wells Fargo & Co.	8,714		477,440
			1,182,640
Capital Goods—2.7%
Parker Hannifin	4,342		532,720
Commercial & Professional Services—3.3%
Steelcase, Cl. A	34,397		643,912
Consumer Durables & Apparel—1.7%
Michael Kors Holdings	4,995	[a]	336,713
Diversified Financials—16.6%
Discover Financial Services	8,909		543,271
E*TRADE Financial	33,675	[a]	876,729
Goldman Sachs Group	1,512		286,962
Intercontinental Exchange	1,809		425,766
Invesco	10,978		442,084
Raymond James Financial	5,025		287,078
SLM	40,655		385,003
			3,246,893
Exchange-Traded Funds—1.2%
SPDR S&P 500 ETF Trust	1,151		242,470
Food, Beverage & Tobacco—3.9%
PepsiCo	7,719		764,027
Health Care Equipment & Services—2.1%
McKesson	1,756		401,597
Insurance—2.6%
FNF Group	13,856		508,792
Materials—5.7%
Mosaic	7,672		408,611
Valspar	4,593		397,983
Yamana Gold	70,937		302,901
			1,109,495
Media—3.6%
AMC Networks, Cl. A	5,689	[a]	409,722
CBS, Cl. B	5,031		297,332
			707,054

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences—13.2%
Actavis	1,633	[a]	475,791
Biogen Idec	1,200	[a]	491,508
Bristol-Myers Squibb	7,260		442,279
Illumina	2,000	[a]	390,920
Isis Pharmaceuticals	4,528	[a,b]	310,440
Vertex Pharmaceuticals	3,825	[a]	456,820
			2,567,758
Real Estate—3.4%
Realogy Holdings	14,266	[a]	656,236
Retailing—2.2%
Ulta Salon, Cosmetics & Fragrance	3,123	[a]	439,593
Semiconductors & Semiconductor
Equipment—3.1%
Mellanox Technologies	6,224	[a]	296,511
Veeco Instruments	9,895	[a,b]	301,699
			598,210
Software & Services—16.1%
Dealertrack Technologies	6,963	[a]	276,919
Fortinet	17,026	[a]	572,244
Google, Cl. A	360	[a]	202,547
Google, Cl. C	683	[a]	381,387
Infoblox	27,496	[a]	639,282
Oracle	11,175		489,688
Symantec	7,406		186,335
VMware, Cl. A	4,584	[a]	389,961
			3,138,363
Technology Hardware & Equipment—10.5%
Apple	8,416		1,081,119
Arrow Electronics	4,323	[a]	267,853
Ciena	14,642	[a,b]	306,311
EMC	13,605		393,729
			2,049,012
Transportation—1.6%
Kirby	3,952	[a]	304,620
Total Common Stocks
(cost $16,485,968)			19,430,105

8

Other Investment—.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $31,072)	31,072 [c]	31,072

Investment of Cash Collateral
for Securities Loaned—1.6%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $310,811)	310,811 [c]	310,811

Total Investments (cost $16,827,851)	101.3%	19,771,988
Liabilities, Less Cash and Receivables	(1.3%)	(261,382)
Net Assets	100.0%	19,510,606

ETF—Exchange-Traded Fund

a Non-income producing security.
b Security, or portion thereof, on loan.At February 28, 2015, the value of the fund’s securities on loan was $308,806 and the value of the collateral held by the fund was $310,811.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Diversified Financials	16.6	Semiconductors &
Software & Services	16.1	Semiconductor Equipment	3.1
Pharmaceuticals,		Capital Goods	2.7
Biotech & Life Sciences	13.2	Insurance	2.6
Technology Hardware & Equipment	10.5	Retailing	2.2
Banks	6.1	Health Care Equipment & Services	2.1
Materials	5.7	Consumer Durables & Apparel	1.7
Food, Beverage & Tobacco	3.9	Money Market Investments	1.7
Media	3.6	Transportation	1.6
Real Estate	3.4	Exchange-Traded Funds	1.2
Commercial & Professional Services	3.3		101.3

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2015 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $308,806)—Note 1(b):
Unaffiliated issuers		16,485,968	19,430,105
Affiliated issuers		341,883	341,883
Cash			84,970
Receivable for investment securities sold			1,031,600
Dividends and securities lending income receivable			12,482
Receivable for shares of Common Stock subscribed			11,384
Prepaid expenses			25,540
			20,937,964
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			4,057
Payable for investment securities purchased			1,082,992
Liability for securities on loan—Note 1(b)			310,811
Accrued expenses			29,498
			1,427,358
Net Assets ($)			19,510,606
Composition of Net Assets ($):
Paid-in capital			16,542,783
Accumulated Investment (loss)—net			(18,920)
Accumulated net realized gain (loss) on investments			42,606
Accumulated net unrealized appreciation
(depreciation) on investments			2,944,137
Net Assets ($)			19,510,606

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	13,042,231	953,952	5,514,423
Shares Outstanding	637,995	47,668	268,268
Net Asset Value Per Share ($)	20.44	20.01	20.56

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2015 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $429 foreign taxes withheld at source):
Unaffiliated issuers	92,677
Affiliated issuers	28
Income from securities lending—Note 1(b)	176
Total Income	92,881
Expenses:
Management fee—Note 3(a)	71,697
Shareholder servicing costs—Note 3(c)	24,678
Professional fees	21,275
Registration fees	20,219
Prospectus and shareholders’ reports	5,989
Distribution fees—Note 3(b)	3,052
Custodian fees—Note 3(c)	2,587
Directors’ fees and expenses—Note 3(d)	696
Interest expense—Note 2	311
Loan commitment fees—Note 2	133
Miscellaneous	9,012
Total Expenses	159,649
Less—reduction in expenses due to undertaking—Note 3(a)	(47,845)
Less—reduction in fees due to earnings credits—Note 3(c)	(3)
Net Expenses	111,801
Investment (Loss)—Net	(18,920)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	141,992
Net unrealized appreciation (depreciation) on investments	554,970
Net Realized and Unrealized Gain (Loss) on Investments	696,962
Net Increase in Net Assets Resulting from Operations	678,042

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014
Operations ($):
Investment income (loss)—net	(18,920)	514
Net realized gain (loss) on investments	141,992	1,094,609
Net unrealized appreciation
(depreciation) on investments	554,970	1,656,973
Net Increase (Decrease) in Net Assets
Resulting from Operations	678,042	2,752,096
Dividends to Shareholders from ($):
Investment income—net:
Class A	—	(632)
Class I	—	(5,885)
Net realized gain on investments:
Class A	(675,244)	(501,146)
Class C	(44,845)	(17,102)
Class I	(264,021)	(399,816)
Total Dividends	(984,110)	(924,581)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	2,132,236	12,319,904
Class C	358,669	757,405
Class I	450,680	149,932
Dividends reinvested:
Class A	670,979	499,163
Class C	43,988	15,770
Class I	8,671	2,995
Cost of shares redeemed:
Class A	(4,828,373)	(1,684,463)
Class C	(171,637)	(124,668)
Class I	(42,388)	(9,965)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(1,377,175)	11,926,073
Total Increase (Decrease) in Net Assets	(1,683,243)	13,753,588
Net Assets ($):
Beginning of Period	21,193,849	7,440,261
End of Period	19,510,606	21,193,849
Accumulated investment (loss)—net	(18,920)	—

12

	Six Months Ended
	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014
Capital Share Transactions:
Class A
Shares sold	107,370	626,885
Shares issued for dividends reinvested	34,604	27,412
Shares redeemed	(248,790)	(85,092)
Net Increase (Decrease) in Shares Outstanding	(106,816)	569,205
Class C
Shares sold	18,452	38,199
Shares issued for dividends reinvested	2,314	876
Shares redeemed	(8,595)	(6,388)
Net Increase (Decrease) in Shares Outstanding	12,171	32,687
Class I
Shares sold	22,784	7,605
Shares issued for dividends reinvested	445	164
Shares redeemed	(2,267)	(501)
Net Increase (Decrease) in Shares Outstanding	20,962	7,268

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2015			Year Ended August 31,
Class A Shares	(Unaudited)		2014	2013	2012	[a]
Per Share Data ($):
Net asset value, beginning of period	20.62		17.75	14.49	12.50
Investment Operations:
Investment income (loss)—net[b]	(.02)		(.02)	(.01)	.02
Net realized and unrealized
gain (loss) on investments	.91		4.55	4.08	1.97
Total from Investment Operations	.89		4.53	4.07	1.99
Distributions:
Dividends from investment income—net	—		(.00)[c]	(.09)	—
Dividends from net realized
gain on investments	(1.07)		(1.66)	(.72)	—
Total Distributions	(1.07)		(1.66)	(.81)	—
Net asset value, end of period	20.44		20.62	17.75	14.49
Total Return (%)[d]	4.60	[e]	26.73	29.30	15.92	[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.71	[f]	1.86	2.93	7.51	[f]
Ratio of net expenses to average net assets	1.20	[f]	1.20	1.20	1.20	[f]
Ratio of net investment income
(loss) to average net assets	(.23)[f]		(.09)	(.04)	.18	[f]
Portfolio Turnover Rate	68.94	[e]	111.14	142.83	46.51	[e]
Net Assets, end of period ($ x 1,000)	13,042		15,355	3,118	61

a	From December 20, 2011 (commencement of operations) to August 31, 2012.
b	Based on average shares outstanding.
c	Amount represents less than $.01 per share.
[d]	Exclusive of sales charge.
e	Not annualized.
f	Annualized.

See notes to financial statements.

14

Six Months Ended
February 28, 2015			Year Ended August 31,
Class C Shares	(Unaudited)		2014	2013	2012	[a]
Per Share Data ($):
Net asset value, beginning of period	20.28		17.61	14.42	12.50
Investment Operations:
Investment (loss)—net[b]	(.10)		(.17)	(.10)	(.05)
Net realized and unrealized
gain (loss) on investments	.90		4.50	4.01	1.97
Total from Investment Operations	.80		4.33	3.91	1.92
Distributions:
Dividends from net realized
gain on investments	(1.07)		(1.66)	(.72)	—
Net asset value, end of period	20.01		20.28	17.61	14.42
Total Return (%)[c]	4.23	[d]	25.81	28.12	15.36	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.60	[e]	2.75	5.44	8.09	[e]
Ratio of net expenses to average net assets	1.95	[e]	1.95	1.95	1.95	[e]
Ratio of net investment
(loss) to average net assets	(.99)[e]		(.87)	(.60)	(.53)[e]
Portfolio Turnover Rate	68.94	[d]	111.14	142.83	46.51	[d]
Net Assets, end of period ($ x 1,000)	954		720	49	33

a	From December 20, 2011 (commencement of operations) to August 31, 2012.
b	Based on average shares outstanding.
c	Exclusive of sales charge.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2015			Year Ended August 31,
Class I Shares	(Unaudited)		2014	2013	2012	[a]
Per Share Data ($):
Net asset value, beginning of period	20.70		17.80	14.52	12.50
Investment Operations:
Investment income—net[b]	.00	[c]	.05	.07	.04
Net realized and unrealized
gain (loss) on investments	.93		4.53	4.03	1.98
Total from Investment Operations	.93		4.58	4.10	2.02
Distributions:
Dividends from investment income—net	—		(.02)	(.10)	—
Dividends from net realized
gain on investments	(1.07)		(1.66)	(.72)	—
Total Distributions	(1.07)		(1.68)	(.82)	—
Net asset value, end of period	20.56		20.70	17.80	14.52
Total Return (%)	4.83	[d]	27.00	29.43	16.16	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.41	[e]	1.61	4.05	7.13	[e]
Ratio of net expenses to average net assets	.95	[e]	.95	.95	.95	[e]
Ratio of net investment income
to average net assets	.01	[e]	.24	.43	.40	[e]
Portfolio Turnover Rate	68.94	[d]	111.14	142.83	46.51	[d]
Net Assets, end of period ($ x 1,000)	5,514		5,119	4,273	3,462

a	From December 20, 2011 (commencement of operations) to August 31, 2012.
b	Based on average shares outstanding.
c	Amount represents less than $.01 per share.
[d]	Not annualized.
e	Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic U.S. Stock Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective is to seek long-term capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C and Class I. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of February 28, 2015, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 238,400 Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

18

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 28, 2015 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	18,548,021	—	—	18,548,021

20

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($) (continued)
Investments in Securities
(continued):
Equity Securities—
Foreign
Common Stocks†	639,614	—	—	639,614
Exchange-Traded
Funds	242,470	—	—	242,470
Mutual Funds	341,883	—	—	341,883

† See Statement of Investments for additional detailed categorizations.

At February 28, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended February 28, 2015, The Bank of New York Mellon earned $59 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended February 28, 2015 were as follows:

Affiliated
Investment	Value			Value	Net
Company	8/31/2014 ($)	Purchases ($)	Sales ($)	2/28/2015 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	83,526	1,887,848	1,940,302	31,072.1
Dreyfus
Institutional
Cash
Advantage
Fund	—	2,204,919	1,894,108	310,811	1.6
Total	83,526	4,092,767	3,834,410	341,883	1.7

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

22

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 28, 2015, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2014 was as follows: ordinary income $554,532 and long-term capital gains $370,049.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2015 was approximately $57,500 with a related weighted average annualized interest rate of 1.09%.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at an annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from September 1, 2014 through February 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .95% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $47,845 during the period ended February 28, 2015.

During the period ended February 28, 2015, the Distributor retained $198 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended February 28, 2015, Class C shares were charged $3,052 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2015, Class A and Class C shares were charged $16,608 and $1,018, respectively, pursuant to the Shareholder Services Plan.

24

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 28, 2015, the fund was charged $2,080 for transfer agency services and $79 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $3.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 28, 2015, the fund was charged $2,587 pursuant to the custody agreement.

During the period ended February 28, 2015, the fund was charged $5,456 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $11,036, Distribution Plan fees $579, Shareholder Services Plan fees $2,658, custodian fees $1,832, Chief Compliance Officer fees $1,912 and transfer agency fees $615, which are offset against an expense reimbursement currently in effect in the amount of $14,575.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2015, amounted to $13,358,902 and $15,787,019, respectively.

At February 28, 2015, accumulated net unrealized appreciation on investments was $2,944,137, consisting of $3,322,610 gross unrealized appreciation and $378,473 gross unrealized depreciation.

At February 28, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

On March 11-12, 2015, the Board authorized the fund to offer Class Y shares, as a new class of shares, to certain investors, including certain institutional investors. Effective on or about May 1, 2015, ClassY shares will be offered at net asset value and will not be subject to certain fees, including Distribution and Shareholder Services Plan fees. The Board approved an increase in the authorized shares of the fund from 300 million to 400 million and authorized 100 million Class Y shares.

26

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Strategic Value Fund

SEMIANNUAL REPORT February 28, 2015

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
20	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Strategic Value Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Strategic Value Fund, covering the six-month period from September 1, 2014, through February 28, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Several broad measures of U.S. stock market performance achieved new record highs over the reporting period as the U.S. economic recovery gained momentum and corporate earnings generally moved higher. These gains are especially notable in light of some persistent global headwinds, including recession concerns and deflation fears in Europe, escalating geopolitical conflicts in the Middle East, economic sanctions imposed on Russia, an economic slowdown in China, and plummeting oil prices stemming from a glut of supply amid tepid demand.

In light of recent domestic employment gains and signs of stabilization in global energy markets, we remain optimistic about the prospects for U.S. equities over the remainder of 2015. The U.S. economy also seems poised for further growth as the drags imposed by tight fiscal policies among federal, state and local governments continue to fade. Furthermore, we currently expect a somewhat faster pace of global growth over the months ahead. Of course, a number of risks to the U.S. and global economic recoveries remain, and changing macroeconomic conditions are likely to benefit some industry groups more than others.That’s why we continue to urge you to talk regularly with your financial advisor about the potential impact of our observations on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
March 16, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by Brian Ferguson, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, Dreyfus Strategic Value Fund’s Class A shares produced a total return of 5.31%, Class C shares returned 4.93%, Class I shares returned 5.45%, and Class Y shares returned 5.45%.1 The fund’s benchmark, the Russell 1000 ®Value Index, produced a total return of 3.48% for the same period.2

A sustained U.S. economic recovery generally helped support stock prices over the reporting period.The fund produced higher returns than its benchmark, mainly due to successful security selections in the health care, information technology, and materials sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation.We identify potential investments through extensive quantitative and fundamental research. The fund will focus on individual stock selection (a “bottom-up” approach), emphasizing three key factors: value, quantitative screens tracking traditional measures — such as price-to-earnings, price-to-book and price-to-sales ratios — that are analyzed and compared against the market; sound business fundamentals, in which a company’s balance sheet and income data are examined to determine the company’s financial history; and positive business momentum, where a company’s earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company’s financial condition or the presence of a catalyst that will trigger a price increase near- to mid-term.

The fund typically sells a stock when we believe there is a more attractive alternative, the stock’s valuation is excessive, or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution, or deteriorating capital structure.

Stocks Climbed amid Volatility

The reporting period began in the wake of a rally that sent several broad measures of U.S. stock market performance to new record highs.The advance was interrupted in early October 2014, when stock prices fell sharply due to renewed concerns

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

regarding the sustainability of the U.S. economic recovery, ongoing headwinds in international markets, and fears that an outbreak of the Ebola virus would spread beyond Western Africa.

Stocks soon rebounded when these fears proved overblown, as evidenced by a steadily declining U.S. unemployment rate and the creation of hundreds of thousands of new jobs. These developments, together with rising corporate earnings, helped support greater consumer and business confidence. Nonetheless, equities continued to encounter bouts of volatility stemming from global economic instability and plummeting oil prices.

In this environment, value stocks generally trailed their more growth-oriented counterparts. Investors typically favored relatively speculative companies with strong earnings growth, while more seasoned companies with attractive valuations mostly fell out of favor.

Stock Selection Strategies Proved Effective

Our bottom-up investment strategy produced favorable results across a number of market sectors during the reporting period. In the health care sector, several drug developers and service providers gained value amid intensifying mergers-and-acquisitions activity, as accretive takeovers validated the growth strategies of their management teams. Investors also responded positively to successful clinical trials of new pharmaceutical products. Meanwhile, insurers Aetna and UnitedHealth Group and drug distributors McKesson and Cardinal Health benefited from rising enrollment trends after full implementation of the Affordable Care Act.

In the information technology sector, consumer electronics giant Apple advanced strongly after posting better-than-expected earnings and in anticipation of new products. Network equipment maker Cisco Systems benefited from greater exposure to emerging cloud computing and networking trends. Among materials producers, the fund achieved double-digit absolute returns in a market sector that posted a loss for the reporting period. Strong stock selections included construction aggregates suppliers Vulcan Materials and Martin Marietta Materials, which focused on U.S. infrastructure construction markets and products that have been relatively unaffected by falling global commodities prices.

On the other hand, the fund’s relative performance was hurt to a degree by underweighted exposure to the financials and utilities sectors, where real estate investment

4

trusts (REITs) and electricity producers failed to meet our valuation criteria. Nonetheless, these companies advanced when income-oriented investors reached for high dividend yields in a low interest rate environment.

Focusing on Attractively Valued, U.S.-Centric Businesses

Business fundamentals have continued to improve in the recovering U.S. economy, and the recent underperformance of value stocks has kept their prices at attractive levels. On the other hand, we currently expect heightened market volatility over the near term amid global economic uncertainty and the possibility of higher short-term interest rates in the United States.Therefore, we have intensified our focus on companies that we believe are well positioned for further U.S. economic expansion. For example, we have added to the fund’s holdings of U.S.-centric industrial and materials companies.

As of the reporting period’s end, the fund held overweighted exposure to the materials, health care, and information technology sectors. Conversely, the fund held no positions in the traditionally defensive telecommunications services and utilities sectors, where few companies satisfy our valuation criteria.

March 16, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.These risks are enhanced in emerging market countries. Please read the prospectus for further discussion of these risks.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through January 1, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain
distributions.The Russell 1000® Value Index is an unmanaged index which measures the performance of those
Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Strategic Value Fund from September 1, 2014 to February 28, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 4.99	$ 8.79	$ 3.72	$ 3.72
Ending value (after expenses)	$ 1,053.10	$ 1,049.30	$ 1,054.50	$ 1,054.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 4.91	$ 8.65	$ 3.66	$ 3.66
Ending value (after expenses)	$ 1,019.93	$ 1,016.22	$ 1,021.17	$ 1,021.17

† Expenses are equal to the fund's annualized expense ratio of .98% for Class A, 1.73% for Class C, .73% for Class
I and .73% for ClassY, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
February 28, 2015 (Unaudited)

Common Stocks—99.7%	Shares		Value ($)
Automobiles & Components—.6%
Delphi Automotive	116,335		9,171,851
Banks—10.8%
Bank of America	1,806,152		28,555,263
Citigroup	742,786		38,936,842
JPMorgan Chase & Co.	648,145		39,718,326
PNC Financial Services Group	208,975		19,217,341
Regions Financial	684,795		6,580,880
Wells Fargo & Co.	884,488		48,461,097
			181,469,749
Capital Goods—8.2%
Cummins	54,357		7,731,196
Honeywell International	309,104		31,769,709
Northrop Grumman	167,121		27,693,621
Owens Corning	315,034		12,494,248
Raytheon	115,597		12,573,486
United Technologies	373,175		45,493,764
			137,756,024
Commercial & Professional Services—.4%
Tyco International	172,181		7,269,482
Consumer Durables & Apparel—1.0%
PVH	149,926		15,971,617
Consumer Services—1.3%
Carnival	478,987		21,070,638
Diversified Financials—13.8%
Ameriprise Financial	185,089		24,733,443
Berkshire Hathaway, Cl. B	346,661	[a]	51,101,298
Discover Financial Services	138,710		8,458,536
Goldman Sachs Group	220,270		41,805,043
Invesco	200,521		8,074,981

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Diversified Financials (continued)
Leucadia National	351,209		8,334,190
Morgan Stanley	830,542		29,725,098
TD Ameritrade Holding	557,160		20,208,193
Voya Financial	881,148		38,937,930
			231,378,712
Energy—12.5%
Anadarko Petroleum	365,129		30,754,816
Marathon Oil	478,202		13,322,708
Occidental Petroleum	946,140		73,685,383
Phillips 66	349,423		27,415,729
Schlumberger	347,791		29,270,091
Valero Energy	575,235		35,486,247
			209,934,974
Exchange-Traded Funds—1.5%
iShares Russell 1000 Value Index Fund	239,219		25,132,348
Food & Staples Retailing—2.5%
CVS Health	394,457		40,972,249
Food, Beverage & Tobacco—4.1%
Coca-Cola Enterprises	551,040		25,458,048
ConAgra Foods	280,813		9,822,839
Molson Coors Brewing, Cl. B	223,193		16,938,117
PepsiCo	166,704		16,500,362
			68,719,366
Health Care Equipment & Services—8.2%
Aetna	145,508		14,485,321
Cardinal Health	441,217		38,822,684
Humana	88,698		14,580,177
Laboratory Corporation of America Holdings	108,357	[a]	13,331,162
McKesson	67,670		15,476,129

8

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment &
Services (continued)
Omnicare	225,027		17,268,572
UnitedHealth Group	209,332		23,786,395
			137,750,440
Insurance—3.8%
Allstate	256,795		18,129,727
American International Group	230,230		12,738,626
Hartford Financial Services Group	449,707		18,419,999
Prudential Financial	175,492		14,188,528
			63,476,880
Materials—5.1%
Martin Marietta Materials	229,241		32,627,871
Mosaic	366,613		19,525,808
Packaging Corporation of America	148,081		12,269,992
Vulcan Materials	255,926		21,241,858
			85,665,529
Media—3.5%
CBS, Cl. B	147,092		8,693,137
Interpublic Group of Companies	660,790		14,735,617
News Corp., Cl. A	390,206	[a]	6,740,809
Time Warner	141,103		11,550,692
Twenty-First Century Fox, Cl. A	285,718		10,000,130
Viacom, Cl. B	89,663		6,271,030
			57,991,415
Pharmaceuticals, Biotech &
Life Sciences—8.3%
Agilent Technologies	196,948		8,313,175
Eli Lilly & Co.	363,379		25,498,304
Endo International	114,192	[a]	9,774,835

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Merck & Co.	411,020		24,061,111
Mylan	232,338	[a]	13,318,776
Pfizer	1,425,437		48,920,998
Zoetis	182,064		8,391,330
			138,278,529
Retailing—1.5%
Dollar General	112,966	[a]	8,203,591
Kohl's	116,324		8,584,711
Liberty Interactive, Cl. A	294,113	[a]	8,685,157
			25,473,459
Semiconductors & Semiconductor
Equipment—3.4%
Applied Materials	1,299,646		32,556,132
Texas Instruments	426,633		25,086,020
			57,642,152
Software & Services—1.9%
Google, Cl. A	7,216	[a]	4,059,938
Google, Cl. C	7,990	[a]	4,461,616
Oracle	288,356		12,635,760
Symantec	393,933		9,911,354
			31,068,668
Technology Hardware & Equipment—6.9%
Apple	243,185		31,239,545
Cisco Systems	1,931,907		57,010,576
EMC	796,367		23,046,861
Keysight Technologies	134,899		5,064,108
			116,361,090
Transportation—.4%
Delta Air Lines	95,784		4,264,304
United Continential Holdings	34,174	[a]	2,227,461
			6,491,765
Total Common Stocks
(cost $1,289,786,547)			1,669,046,937

10

Other Investment—.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $624,324)	624,324 [b]	624,324

Total Investments (cost $1,290,410,871)	99.7%	1,669,671,261
Cash and Receivables (Net)	.3%	5,043,123
Net Assets	100.0%	1,674,714,384

ETF—Exchange-Trade Fund
a Non-income producing security.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Diversified Financials	13.8	Semiconductors & Semiconductor
Energy	12.5	Equipment	3.4
Banks	10.8	Food & Staples Retailing	2.5
Pharmaceuticals, Biotech &		Software & Services	1.9
Life Sciences	8.3	Retailing	1.5
Capital Goods	8.2	Exchange-Traded Funds	1.5
Health Care Equipment & Services	8.2	Consumer Services	1.3
Technology Hardware &		Consumer Durables & Apparel	1.0
Equipment	6.9	Automobiles & Components	.6
Materials	5.1	Commercial & Professional Services	.4
Food, Beverage & Tobacco	4.1	Transportation	.4
Insurance	3.8	Money Market Investment	.0
Media	3.5		99.7

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2015 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		1,289,786,547		1,669,046,937
Affiliated issuers			624,324	624,324
Cash				336,386
Receivable for investment securities sold				49,847,526
Dividends receivable				3,218,432
Receivable for shares of Common Stock subscribed				453,166
Prepaid expenses				43,686
				1,723,570,457
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				1,108,069
Payable for investment securities purchased				46,318,282
Payable for shares of Common Stock redeemed				1,187,176
Interest payable—Note 2				2,847
Accrued expenses				239,699
				48,856,073
Net Assets ($)				1,674,714,384
Composition of Net Assets ($):
Paid-in capital				1,258,061,350
Accumulated undistributed investment income—net				4,040,788
Accumulated net realized gain (loss) on investments				33,351,856
Accumulated net unrealized appreciation
(depreciation) on investments				379,260,390
Net Assets ($)				1,674,714,384

Net Asset Value Per Share
	Class A	Class C	Class I	Class Y
Net Assets ($)	963,847,444	59,479,185	418,871,836	232,515,919
Shares Outstanding	23,564,010	1,533,765	10,228,804	5,678,111
Net Asset Value Per Share ($)	40.90	38.78	40.95	40.95

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2015 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	14,994,959
Affiliated issuers	1,853
Total Income	14,996,812
Expenses:
Management fee—Note 3(a)	6,165,107
Shareholder servicing costs—Note 3(c)	1,816,331
Distribution fees—Note 3(b)	216,258
Directors' fees and expenses—Note 3(d)	59,903
Custodian fees—Note 3(c)	49,441
Prospectus and shareholders' reports	43,019
Registration fees	35,647
Professional fees	32,377
Loan commitment fees—Note 2	5,782
Interest expense—Note 2	3,982
Miscellaneous	23,059
Total Expenses	8,450,906
Less—reduction in expenses due to undertaking—Note 3(a)	(985,794)
Less—reduction in fees due to earnings credits—Note 3(c)	(330)
Net Expenses	7,464,782
Investment Income—Net	7,532,030
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	90,533,688
Net unrealized appreciation (depreciation) on investments	(10,725,045)
Net Realized and Unrealized Gain (Loss) on Investments	79,808,643
Net Increase in Net Assets Resulting from Operations	87,340,673
See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014
Operations ($):
Investment income—net	7,532,030	14,576,961
Net realized gain (loss) on investments	90,533,688	162,427,563
Net unrealized appreciation
(depreciation) on investments	(10,725,045)	146,604,326
Net Increase (Decrease) in Net Assets
Resulting from Operations	87,340,673	323,608,850
Dividends to Shareholders from ($):
Investment income—net:
Class A	(7,856,152)	(6,575,324)
Class C	(95,222)	—
Class I	(4,941,242)	(3,924,651)
Class Y	(2,606,562)	(10)
Net realized gain on investments:
Class A	(90,450,149)	(51,839,906)
Class C	(5,883,979)	(2,898,515)
Class I	(43,024,812)	(22,359,910)
Class Y	(22,696,077)	(56)
Total Dividends	(177,554,195)	(87,598,372)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	34,600,510	93,294,127
Class C	3,005,022	7,071,130
Class I	96,777,716	373,408,183
Class Y	31,057,665	230,386,990
Dividends reinvested:
Class A	91,931,065	55,175,244
Class C	4,641,706	2,210,170
Class I	45,914,899	17,180,086
Class Y	9,641,172	—
Cost of shares redeemed:
Class A	(83,799,406)	(398,158,894)
Class C	(4,410,921)	(8,745,938)
Class I	(91,721,664)	(382,029,658)
Class Y	(25,750,105)	(6,888,189)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	111,887,659	(17,096,749)
Total Increase (Decrease) in Net Assets	21,674,137	218,913,729
Net Assets ($):
Beginning of Period	1,653,040,247	1,434,126,518
End of Period	1,674,714,384	1,653,040,247
Undistributed investment income—net	4,040,788	12,007,936

14

	Six Months Ended
	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014
Capital Share Transactions:
Class A
Shares sold	842,247	2,319,848
Shares issued for dividends reinvested	2,357,811	1,401,810
Shares redeemed	(2,037,711)	(9,912,476)
Net Increase (Decrease) in Shares Outstanding	1,162,347	(6,190,818)
Class C
Shares sold	78,207	184,889
Shares issued for dividends reinvested	125,350	58,781
Shares redeemed	(113,495)	(225,679)
Net Increase (Decrease) in Shares Outstanding	90,062	17,991
Class Ia
Shares sold	2,323,985	9,328,702
Shares issued for dividends reinvested	1,177,003	436,154
Shares redeemed	(2,300,792)	(9,243,274)
Net Increase (Decrease) in Shares Outstanding	1,200,196	521,582
Class Ya
Shares sold	755,924	5,467,286
Shares issued for dividends reinvested	247,146	—
Shares redeemed	(630,962)	(161,310)
Net Increase (Decrease) in Shares Outstanding	372,108	5,305,976

[a] During the period ended August 31, 2014, 3,024,991 Class I shares representing $127,810,865 were exchanged for 3,024,991 ClassY shares.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

Six Months Ended
February 28, 2015				Year Ended August 31,
Class A Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	43.34		37.27	29.28	26.27	23.30	23.50
Investment Operations:
Investment income—net[a]	.17		.35	.40	.30	.21	.14
Net realized and unrealized
gain (loss) on investments	1.91		8.03	7.97	2.91	2.95	(.20)
Total from
Investment Operations	2.08		8.38	8.37	3.21	3.16	(.06)
Distributions:
Dividends from
investment income—net	(.36)		(.26)	(.38)	(.20)	(.19)	(.14)
Dividends from net realized
gain on investments	(4.16)		(2.05)	—	—	—	—
Total Distributions	(4.52)		(2.31)	(.38)	(.20)	(.19)	(.14)
Net asset value, end of period	40.90		43.34	37.27	29.28	26.27	23.30
Total Return (%)[b]	5.31	[c]	23.09	28.82	12.31	13.52	(.29)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.11	[d]	1.12	1.14	1.20	1.20	1.22
Ratio of net expenses
to average net assets	.98	[d]	.98	.98	.98	.98	1.05
Ratio of net investment income
to average net assets	.85	[d]	.88	1.19	1.07	.74	.56
Portfolio Turnover Rate	40.70	[c]	67.00	76.28	95.38	88.37	91.83
Net Assets, end of period
($ x 1,000)	963,847		970,817	1,065,660	875,703	599,377	541,877

a	Based on average shares outstanding.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

16

Six Months Ended
February 28, 2015				Year Ended August 31,
Class C Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	41.17		35.54	27.93	25.05	22.24	22.45
Investment Operations:
Investment income (loss)—net[a]	.02		.05	.14	.08	(.00)[b]	(.05)
Net realized and unrealized
gain (loss) on investments	1.82		7.63	7.62	2.80	2.81	(.16)
Total from
Investment Operations	1.84		7.68	7.76	2.88	2.81	(.21)
Distributions:
Dividends from
investment income—net	(.07)		—	(.15)	—	(.00)[b]	—
Dividends from net realized
gain on investments	(4.16)		(2.05)	—	—	—	—
Total Distributions	(4.23)		(2.05)	(.15)	—	(.00)[b]	—
Net asset value, end of period	38.78		41.17	35.54	27.93	25.05	22.24
Total Return (%)[c]	4.93	[d]	22.17	27.87	11.50	12.64	(.94)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.87	[e]	1.88	1.91	1.97	1.93	1.95
Ratio of net expenses
to average net assets	1.73	[e]	1.73	1.73	1.73	1.73	1.80
Ratio of net investment income
(loss) to average net assets	.09	[e]	.12	.45	.32	(.01)	(.19)
Portfolio Turnover Rate	40.70	[d]	67.00	76.28	95.38	88.37	91.83
Net Assets, end of period
($ x 1,000)	59,479		59,442	50,665	47,824	50,792	46,986

a	Based on average shares outstanding.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2015				Year Ended August 31,
Class I Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	43.45		37.36	29.34	26.30	23.31	23.48
Investment Operations:
Investment income—net[a]	.23		.47	.48	.37	.28	.21
Net realized and unrealized
gain (loss) on investments	1.91		8.03	7.99	2.90	2.94	(.21)
Total from
Investment Operations	2.14		8.50	8.47	3.27	3.22	—
Distributions:
Dividends from
investment income—net	(.48)		(.36)	(.45)	(.23)	(.23)	(.17)
Dividends from net realized
gain on investments	(4.16)		(2.05)	—	—	—	—
Total Distributions	(4.64)		(2.41)	(.45)	(.23)	(.23)	(.17)
Net asset value, end of period	40.95		43.45	37.36	29.34	26.30	23.31
Total Return (%)	5.45	[b]	23.40	29.18	12.57	13.83	(.07)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.86	[c]	.84	.95	.97	1.10	1.12
Ratio of net expenses
to average net assets	.73	[c]	.73	.73	.73	.73	.82
Ratio of net investment income
to average net assets	1.08	[c]	1.14	1.45	1.33	.98	.81
Portfolio Turnover Rate	40.70	[b]	67.00	76.28	95.38	88.37	91.83
Net Assets, end of period
($ x 1,000)	418,872		392,260	317,800	179,900	123,565	68,071

a	Based on average shares outstanding.
b	Not annualized.
c	Annualized.

See notes to financial statements.

18

	Six Months Ended
	February 28, 2015		Year Ended August 31,
Class Y Shares	(Unaudited)		2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	43.45		37.36	36.70
Investment Operations:
Investment income—net[b]	.23		.32	.08
Net realized and unrealized
gain (loss) on investments	1.91		8.18	.58
Total from Investment Operations	2.14		8.50	.66
Distributions:
Dividends from investment income—net	(.48)		(.36)	—
Dividends from net realized
gain on investments	(4.16)		(2.05)	—
Total Distributions	(4.64)		(2.41)	—
Net asset value, end of period	40.95		43.45	37.36
Total Return (%)	5.45	[c]	23.40	1.80	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.79	[d]	.78	.83	[d]
Ratio of net expenses
to average net assets	.73	[d]	.73	.73	[d]
Ratio of net investment income
to average net assets	1.10	[d]	.87	1.21	[d]
Portfolio Turnover Rate	40.70	[c]	67.00	76.28
Net Assets, end of period ($ x 1,000)	232,516		230,522	1

a	From July 1, 2013 (commencement of initial offering) to August 31, 2013.
b	Based on average shares outstanding.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus StrategicValue Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective is to seek capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized), Class I (200 million shares authorized) and Class Y (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are

20

charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these

22

techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 28, 2015 in valuing the fund's investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common
Stocks†	1,643,914,589	—	—	1,643,914,589
Exchange-Traded
Funds	25,132,348	—	—	25,132,348
Mutual Funds	624,324	—	—	624,324

†	See Statement of Investments for additional detailed categorizations.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At February 28, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended February 28, 2015 were as follows:

Affiliated
Investment	Value			Value	Net
Company	8/31/2014 ($)	Purchases ($)	Sales ($)	2/28/2015 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	3,665,526	131,315,447	134,356,649	624,324.0

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

24

As of and during the period ended February 28, 2015, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 28, 2015, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

As a result of the fund’s merger with Dreyfus Core Value Fund, capital losses of $13,044,257 are available to offset future gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. This acquired capital loss will expire in fiscal year 2017. As a result of the fund’s merger with Dreyfus Large Cap Value Fund, capital losses of $6,163,682 are available to offset future gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. Of this acquired capital loss, $5,004,074 will expire in fiscal year 2017 and $1,159,608 will expire in fiscal year 2018.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2014 was as follows: ordinary income

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

$30,943,738 and long-term capital gains $56,654,634.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2015 was approximately $726,500 with a related weighted average annualized interest rate of 1.11%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from September 1, 2014 through January 1, 2016 for Class A, Class C, Class I and Class Y shares, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of Class A, Class C, Class I and Class Y shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .98%, 1.73%, .73% and .73% of the value of the respective class’ average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $985,794 during the period ended February 28, 2015.

26

During the period ended February 28, 2015, the Distributor retained $10,434 from commissions earned on sales of the fund’s Class A shares and $2,140 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended February 28, 2015, Class C shares were charged $216,258 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2015, Class A and Class C shares were charged $1,165,970 and $72,086, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 28, 2015, the fund was charged $133,294 for transfer agency services and

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

$8,122 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $330.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 28, 2015, the fund was charged $49,441 pursuant to the custody agreement.

During the period ended February 28, 2015, the fund was charged $5,456 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $955,281, Distribution Plan fees $33,922, Shareholder Services Plan fees $194,067, custodian fees $32,484, Chief Compliance Officer fees $1,912 and transfer agency fees $47,217, which are offset against an expense reimbursement currently in effect in the amount of $156,814.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2015, amounted to $675,010,652 and $735,130,798, respectively.

At February 28, 2015, accumulated net unrealized appreciation on investments was $379,260,390, consisting of $395,200,024 gross unrealized appreciation and $15,939,634 gross unrealized depreciation.

At February 28, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

28

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Structured Midcap Fund

SEMIANNUAL REPORT February 28, 2015

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
20	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Structured Midcap Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Structured Midcap Fund, covering the six-month period from September 1, 2014, through February 28, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Several broad measures of U.S. stock market performance achieved new record highs over the reporting period as the U.S. economic recovery gained momentum and corporate earnings generally moved higher. These gains are especially notable in light of some persistent global headwinds, including recession concerns and deflation fears in Europe, escalating geopolitical conflicts in the Middle East, economic sanctions imposed on Russia, an economic slowdown in China, and plummeting oil prices stemming from a glut of supply amid tepid demand.

In light of recent domestic employment gains and signs of stabilization in global energy markets, we remain optimistic about the prospects for U.S. equities over the remainder of 2015. The U.S. economy also seems poised for further growth as the drags imposed by tight fiscal policies among federal, state and local governments continue to fade. Furthermore, we currently expect a somewhat faster pace of global growth over the months ahead. Of course, a number of risks to the U.S. and global economic recoveries remain, and changing macroeconomic conditions are likely to benefit some industry groups more than others.That’s why we continue to urge you to talk regularly with your financial advisor about the potential impact of our observations on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
March 16, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by Warren Chiang, Ronald Gala, and C. Wesley Boggs, Portfolio Managers of Mellon Capital Management Corp., Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, Dreyfus Structured Midcap Fund’s Class A shares produced a total return of 4.51%, Class C shares returned 4.16%, Class I shares returned 4.64%, and Class Y shares returned 4.69%.1 In comparison, the Standard & Poor’s ® MidCap 400 Index (“S&P 400 Index”), the fund’s benchmark, produced a total return of 5.51%.2

Despite volatility stemming from economic and geopolitical uncertainty in international markets, a recovering domestic economy helped propel U.S. midcap stocks higher during the reporting period. The fund lagged its benchmark, as relatively strong security selections in the information technology, industrial, and health care sectors were offset by shortfalls in the energy, materials and financials sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of companies included in the S&P 400 Index or the Russell Midcap® Index.The fund invests principally in common stocks, but the fund’s equity investments may also include preferred stocks, convertible securities of U.S. and foreign issuers, including those purchased in initial public offerings and securities issued by real estate investment trusts (REITs).We construct the portfolio through a “bottom-up” structured approach focusing on stock selection as opposed to making proactive decisions as to industry sector exposure.The approach seeks to identify undervalued securities through a quantitative process that ranks stocks based on value measures, behavioral/momentum factors, and earnings quality metrics.

Midcap Stocks Climbed Despite Global Headwinds

The reporting period began in the midst of a rally that already had sent several broad measures of U.S. stock market performance to a series of record highs.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Stocks continued to gain value during the reporting period, but at a slower pace than earlier in 2014. On one hand, the U.S. unemployment rate continued to fall steadily while thousands of new jobs were created each month, helping to support consumer and business confidence. Corporate earnings also generally continued to grow. On the other hand, equities encountered bouts of heightened volatility stemming from economic instability in overseas markets, most notably Europe, Japan and China. Geopolitical conflicts in the Middle East and Ukraine also weighed on global investor sentiment.

Investors grew more risk-averse in this environment, and they began to turn away from smaller growth companies in favor of more traditionally defensive stocks. Dividend-paying stocks of large, well-established companies fared especially well as investors sought more competitive levels of current income in a low interest rate environment. Consequently, on average, midcap stocks produced lower returns than their large-cap counterparts for the reporting period overall.

Security Selections Dampened Results in Some Areas

The fund participated substantially in the benchmark’s advance over the reporting period, but its results compared to the S&P 400 Index were hindered to a degree by its security selection strategy in some market sectors. Results from the energy sector proved particularly disappointing, as the entire market segment lost value due to plummeting oil and gas prices stemming from global supply-and-demand imbalances. In addition, exploration-and-production company SM Energy declined sharply after an operational change resulted in production shortfalls. Offshore drilling equipment provider Helix Energy Solutions Group also disappointed after missing earnings targets late in the reporting period.

Among materials companies, diversified metals manufacturer Worthington Industries fell short of its earnings estimates in an environment of falling global commodity prices.The fund’s performance in the financials sector was hampered by disappointing security selections among real estate investment trusts (REITs). Disappointments among individual securities in other market sectors included marine transport company Kirby, which reported lower-than-expected quarterly earnings during the reporting period.

4

The fund generally achieved better relative performance in the information technology sector, where semiconductor manufacturer Skyworks Solutions reported better-than-expected earnings and raised future guidance, in part due to the popularity of smartphone products containing the company’s microchips. The fund’s investments in the industrials sector also fared relatively well, primarily due to strong earnings reports from shipbuilder Huntington Ingalls Industries and air carrier Southwest Airlines, the latter of which benefited from lower fuel costs. In the health care sector, medical devices maker Boston Scientific gained value late in the reporting period after settling a lawsuit with an industry rival.

Finding Ample Opportunities Using a Disciplined Process

As of the reporting period’s end, our quantitative models have continued to identify what we believe are attractive investment opportunities across a broad spectrum of midcap companies and industry groups. Indeed, recent bouts of volatility have provided opportunities to purchase the stocks of companies ranked highly by our process. As the fund’s holdings reach fuller valuations, we typically replace them with high quality companies that display attractive valuations. In addition, we continue to maintain a broadly diversified portfolio.

March 16, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through January 1, 2016, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. market.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Structured Midcap Fund from September 1, 2014 to February 28, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 6.24	$ 9.92	$ 5.07	$ 4.26
Ending value (after expenses)	$ 1,045.10	$ 1,041.60	$ 1,046.40	$ 1,046.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 6.16	$ 9.79	$ 5.01	$ 4.21
Ending value (after expenses)	$ 1,018.70	$ 1,015.08	$ 1,019.84	$ 1,020.63

† Expenses are equal to the fund’s annualized expense ratio of 1.23% for Class A, 1.96% for Class C, 1.00% for
Class I and .84% for ClassY, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
February 28, 2015 (Unaudited)

Common Stocks—96.4%	Shares		Value ($)
Banks—4.2%
Associated Banc-Corp	71,280		1,328,659
BancorpSouth	94,420		2,114,064
BankUnited	24,710		800,851
Cathay General Bancorp	46,270		1,195,154
East West Bancorp	115,290		4,605,835
Webster Financial	26,880		928,166
			10,972,729
Capital Goods—9.1%
Huntington Ingalls Industries	47,230		6,675,016
IDEX	21,170		1,635,594
Lincoln Electric Holdings	59,960		4,139,638
SPX	53,680		4,784,498
Textron	24,420		1,082,050
Timken	64,400		2,735,712
Trinity Industries	77,090		2,591,766
			23,644,274
Commercial & Professional Services—3.7%
Deluxe	79,560		5,294,718
Manpowergroup	54,150		4,356,909
			9,651,627
Consumer Durables & Apparel—4.5%
Brunswick	16,100		873,264
Deckers Outdoor	52,180	[a,b]	3,873,843
Kate Spade & Company	59,370	[b]	2,045,297
NVR	3,040	[b]	4,049,280
Tempur Sealy International	14,280	[b]	821,243
			11,662,927
Consumer Services—.1%
Wyndham Worldwide	2,560		234,189
Diversified Financials—4.3%
Affiliated Managers Group	17,330	[b]	3,750,559
Navient	21,270		455,178
SEI Investments	35,440		1,525,338
T. Rowe Price Group	7,970		658,322
Waddell & Reed Financial, Cl. A	96,290		4,762,503
			11,151,900

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Energy—1.5%
Helix Energy Solutions Group	223,550	[b]	3,451,612
HollyFrontier	12,600		554,274
			4,005,886
Food & Staples Retailing—1.4%
Rite Aid	455,170	[b]	3,632,257
Food, Beverage & Tobacco—2.5%
Ingredion	42,350		3,481,594
Lancaster Colony	9,350		854,590
Monster Beverage	15,560	[b]	2,195,827
			6,532,011
Health Care Equipment & Services—7.9%
Boston Scientific	291,520	[b]	4,926,688
C.R. Bard	16,050		2,714,697
Edwards Lifesciences	4,000	[b]	532,080
Health Net	96,600	[b]	5,540,010
Teleflex	42,360		5,154,788
Universal Health Services, Cl. B	14,080		1,595,968
			20,464,231
Household & Personal Products—1.6%
Energizer Holdings	31,090		4,160,775
Insurance—2.7%
Everest Re Group	6,300		1,117,809
Lincoln National	6,790		391,376
Old Republic International	17,670		267,877
Reinsurance Group of America	20,770		1,854,969
The Hanover Insurance Group	31,310		2,199,214
W.R. Berkley	26,200		1,307,642
			7,138,887
Materials—4.6%
Albemarle	32,790		1,854,930
Ball	3,600		258,156
Cabot	46,270		2,087,702
Celanese, Ser. A	27,400		1,564,814
Commercial Metals	134,790		2,028,590

8

Common Stocks (continued)	Shares		Value ($)
Materials (continued)
Eagle Materials	14,970		1,175,145
PolyOne	60,600		2,408,244
Silgan Holdings	9,940		570,655
			11,948,236
Media—2.0%
New York Times, Cl. A	54,150		757,559
Starz, Cl. A	133,310	[b]	4,431,224
			5,188,783
Pharmaceuticals, Biotech & Life Sciences—4.1%
Charles River Laboratories International	47,650	[b]	3,653,326
Mettler-Toledo International	19,280	[b]	6,057,198
PerkinElmer	20,890		981,830
			10,692,354
Real Estate—8.6%
Corrections Corporation of America	113,770	[c]	4,538,285
Extra Space Storage	6,690	[c]	440,068
Host Hotels & Resorts	121,850	[c]	2,558,850
LaSalle Hotel Properties	118,710	[c]	4,620,193
Omega Healthcare Investors	6,630	[c]	265,598
Potlatch	22,360	[c]	892,835
Taubman Centers	59,960	[c]	4,337,506
Weingarten Realty Investors	131,480	[c]	4,762,206
			22,415,541
Retailing—5.8%
Abercrombie & Fitch, Cl. A	71,200		1,761,488
Big Lots	91,310		4,356,400
Dillard’s, Cl. A	26,880		3,498,701
Foot Locker	97,750		5,490,618
			15,107,207
Semiconductors & Semiconductor
Equipment—4.6%
Integrated Device Technology	244,370	[b]	5,043,797
Skyworks Solutions	80,050		7,024,388
			12,068,185

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Software & Services—8.5%
Amdocs	15,070		791,175
Broadridge Financial Solutions	39,580		2,106,843
Computer Sciences	16,340		1,158,833
Convergys	48,150		1,076,152
DST Systems	49,635		5,275,704
FactSet Research Systems	6,890	[a]	1,071,739
Mentor Graphics	68,890		1,616,159
NeuStar, Cl. A	97,670	[a,b]	2,590,208
Rovi	84,670	[b]	2,106,590
VeriSign	70,000	[a,b]	4,481,400
			22,274,803
Technology Hardware & Equipment—5.5%
ARRIS Group	62,860	[b]	1,846,827
Arrow Electronics	6,300	[b]	390,348
Brocade Communications Systems	394,220		4,884,386
Harris	38,980		3,027,966
Lexmark International, Cl. A	46,670		1,990,942
Vishay Intertechnology	151,720		2,160,493
			14,300,962
Transportation—3.7%
Alaska Air Group	33,480		2,131,002
Kirby	39,210	[b]	3,022,307
Southwest Airlines	103,080		4,457,179
			9,610,488
Utilities—5.5%
Atmos Energy	87,630		4,647,895
Entergy	49,130		3,906,326
IDACORP	73,940		4,630,123
PNM Resources	43,910		1,253,631
			14,437,975
Total Common Stocks
(cost $209,220,157)			251,296,227

10

Other Investment—3.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $8,475,636)	8,475,636 [d]	8,475,636

Investment of Cash Collateral
for Securities Loaned—1.8%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $4,601,939)	4,601,939 [d]	4,601,939

Total Investments (cost $222,297,732)	101.4%	264,373,802
Liabilities, Less Cash and Receivables	(1.4%)	(3,686,812)
Net Assets	100.0%	260,686,990

a Security, or portion thereof, on loan.At February 28, 2015, the value of the fund’s securities on loan was
$7,284,988 and the value of the collateral held by the fund was $7,498,588, consisting of cash collateral of
$4,601,939 and U.S. Government & Agency securities valued at $2,896,649.
b Non-income producing security.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)	Value (%)
Capital Goods	9.1	Banks	4.2
Real Estate	8.6	Pharmaceuticals, Biotech & Life Sciences	4.1
Software & Services	8.5	Transportation	3.7
Health Care Equipment & Services	7.9	Commercial & Professional Services	3.7
Retailing	5.8	Insurance	2.7
Technology Hardware & Equipment	5.5	Food, Beverage & Tobacco	2.5
Utilities	5.5	Media	2.0
Money Market Investments	5.0	Household & Personal Products	1.6
Semiconductors &		Energy	1.5
Semiconductor Equipment	4.6	Food & Staples Retailing	1.4
Materials	4.6	Consumer Services	.1
Consumer Durables & Apparel	4.5
Diversified Financials	4.3		101.4

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2015 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $7,284,988)—Note 1(b):
Unaffiliated issuers			209,220,157	251,296,227
Affiliated issuers			13,077,575	13,077,575
Cash				995,261
Dividends and securities lending income receivable				287,508
Receivable for shares of Common Stock subscribed				251,202
Prepaid expenses				30,345
				265,938,118
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				202,952
Liability for securities on loan—Note 1(b)				4,601,939
Payable for shares of Common Stock redeemed				361,740
Accrued expenses				84,497
				5,251,128
Net Assets ($)				260,686,990
Composition of Net Assets ($):
Paid-in capital				231,779,091
Accumulated undistributed investment income—net				222,916
Accumulated net realized gain (loss) on investments				(13,391,087)
Accumulated net unrealized appreciation
(depreciation) on investments				42,076,070
Net Assets ($)				260,686,990

Net Asset Value Per Share
	Class A	Class C	Class I	Class Y
Net Assets ($)	128,532,723	33,215,805	75,411,820	23,526,642
Shares Outstanding	4,238,248	1,204,580	2,444,004	762,576
Net Asset Value Per Share ($)	30.33	27.57	30.86	30.85
See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2015 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	2,119,425
Affiliated issuers	1,122
Income from securities lending—Note 1(b)	6,563
Total Income	2,127,110
Expenses:
Management fee—Note 3(a)	911,608
Shareholder servicing costs—Note 3(c)	379,862
Distribution fees—Note 3(b)	113,781
Registration fees	27,660
Professional fees	21,822
Prospectus and shareholders’ reports	19,846
Custodian fees—Note 3(c)	10,203
Directors’ fees and expenses—Note 3(d)	9,008
Loan commitment fees—Note 2	1,615
Interest expense—Note 2	308
Miscellaneous	11,768
Total Expenses	1,507,481
Less—reduction in expenses due to undertaking—Note 3(a)	(23,591)
Less—reduction in fees due to earnings credits—Note 3(c)	(59)
Net Expenses	1,483,831
Investment Income—Net	643,279
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	10,770,801
Net unrealized appreciation (depreciation) on investments	(202,964)
Net Realized and Unrealized Gain (Loss) on Investments	10,567,837
Net Increase in Net Assets Resulting from Operations	11,211,116

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014
Operations ($):
Investment income—net	643,279	866,322
Net realized gain (loss) on investments	10,770,801	38,152,410
Net unrealized appreciation
(depreciation) on investments	(202,964)	15,757,601
Net Increase (Decrease) in Net Assets
Resulting from Operations	11,211,116	54,776,333
Dividends to Shareholders from ($):
Investment income—net:
Class A	(513,693)	(381,712)
Class I	(520,523)	(393,186)
Class Y	(165,825)	(25,283)
Net realized gain on investments:
Class A	(14,497,152)	(1,107,667)
Class C	(4,104,326)	(291,556)
Class I	(9,421,354)	(759,090)
Class Y	(2,477,042)	(42,458)
Total Dividends	(31,699,915)	(3,000,952)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	16,470,897	14,960,407
Class C	4,064,210	1,782,484
Class I	21,868,054	30,900,200
Class Y	4,396,033	26,873,936
Dividends reinvested:
Class A	14,322,329	1,425,377
Class C	3,238,854	221,915
Class I	9,397,205	1,100,958
Class Y	2,595,451	67,724
Cost of shares redeemed:
Class A	(15,735,736)	(25,811,227)
Class C	(1,802,576)	(3,868,671)
Class I	(22,330,992)	(46,020,290)
Class Y	(3,790,362)	(6,247,762)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	32,693,367	(4,614,949)
Total Increase (Decrease) in Net Assets	12,204,568	47,160,432
Net Assets ($):
Beginning of Period	248,482,422	201,321,990
End of Period	260,686,990	248,482,422
Undistributed investment income—net	222,916	779,678

14

	Six Months Ended
	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014
Capital Share Transactions:
Class A
Shares sold	545,217	498,384
Shares issued for dividends reinvested	503,953	48,269
Shares redeemed	(509,029)	(858,652)
Net Increase (Decrease) in Shares Outstanding	540,141	(311,999)
Class C
Shares sold	147,517	63,853
Shares issued for dividends reinvested	125,149	8,132
Shares redeemed	(64,882)	(139,609)
Net Increase (Decrease) in Shares Outstanding	207,784	(67,624)
Class Ia
Shares sold	701,288	1,021,319
Shares issued for dividends reinvested	325,163	36,748
Shares redeemed	(738,907)	(1,466,904)
Net Increase (Decrease) in Shares Outstanding	287,544	(408,837)
Class Ya
Shares sold	139,960	836,599
Shares issued for dividends reinvested	89,839	2,260
Shares redeemed	(116,566)	(189,554)
Net Increase (Decrease) in Shares Outstanding	113,233	649,305

a During the period ended August 31, 2014, 114,784 Class I shares representing $3,626,811 were exchanged for
114,713 ClassY shares.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2015				Year Ended August 31,
Class A Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	33.28		26.49	21.41	18.67	15.20	13.62
Investment Operations:
Investment income (loss)—net[a]	.08		.11	.23	.11	(.05)	.04
Net realized and unrealized
gain (loss) on investments	1.14		7.06	5.06	2.63	3.52	1.59
Total from Investment Operations	1.22		7.17	5.29	2.74	3.47	1.63
Distributions:
Dividends from
investment income—net	(.14)		(.10)	(.21)	—	—	(.05)
Dividends from net realized
gain on investments	(4.03)		(.28)	—	—	—	—
Total Distributions	(4.17)		(.38)	(.21)	—	—	(.05)
Net asset value, end of period	30.33		33.28	26.49	21.41	18.67	15.20
Total Return (%)[b]	4.51	[c]	27.21	24.94	14.68	22.83	11.97
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.24	[d]	1.25	1.35	1.41	1.43	1.36
Ratio of net expenses
to average net assets	1.23	[d]	1.24	1.26	1.41	1.43	1.36
Ratio of net investment income
(loss) to average net assets	.50	[d]	.37	.92	.55	(.29)	.27
Portfolio Turnover Rate	35.36	[c]	74.66	57.54	93.44	77.12	84.88
Net Assets, end of period
($ x 1,000)	128,533		123,057	106,245	26,786	23,916	34,811

a	Based on average shares outstanding.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

16

Six Months Ended
February 28, 2015				Year Ended August 31,
Class C Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	30.60		24.48	19.80	17.40	14.25	12.82
Investment Operations:
Investment income (loss)—net[a]	(.03)		(.10)	.06	(.04)	(.17)	(.07)
Net realized and unrealized
gain (loss) on investments	1.03		6.50	4.68	2.44	3.32	1.50
Total from Investment Operations	1.00		6.40	4.74	2.40	3.15	1.43
Distributions:
Dividends from
investment income—net	—		—	(.06)	—	—	—
Dividends from net realized
gain on investments	(4.03)		(.28)	—	—	—	—
Total Distributions	(4.03)		(.28)	(.06)	—	—	—
Net asset value, end of period	27.57		30.60	24.48	19.80	17.40	14.25
Total Return (%)[b]	4.16	[c]	26.25	24.06	13.79	22.11	11.15
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.96	[d]	1.98	2.10	2.14	2.09	2.11
Ratio of net expenses
to average net assets	1.96	[d]	1.98	2.01	2.14	2.09	2.11
Ratio of net investment income
(loss) to average net assets	(.22)[d]		(.37)	.26	(.20)	(.95)	(.49)
Portfolio Turnover Rate	35.36	[c]	74.66	57.54	93.44	77.12	84.88
Net Assets, end of period
($ x 1,000)	33,216		30,502	26,061	10,468	10,246	9,764

a	Based on average shares outstanding.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2015				Year Ended August 31,
Class I Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	33.83		26.90	21.73	18.91	15.39	13.79
Investment Operations:
Investment income (loss)—net[a]	.12		.19	.33	.16	(.02)	.09
Net realized and unrealized
gain (loss) on investments	1.16		7.17	5.09	2.66	3.56	1.61
Total from Investment Operations	1.28		7.36	5.42	2.82	3.54	1.70
Distributions:
Dividends from
investment income—net	(.22)		(.15)	(.25)	—	(.02)	(.10)
Dividends from net realized
gain on investments	(4.03)		(.28)	—	—	—	—
Total Distributions	(4.25)		(.43)	(.25)	—	(.02)	(.10)
Net asset value, end of period	30.86		33.83	26.90	21.73	18.91	15.39
Total Return (%)	4.64	[b]	27.57	25.17	14.91	22.97	12.37
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.05	[c]	1.16	1.26	1.22	1.30	1.05
Ratio of net expenses
to average net assets	1.00	[c]	.99	1.03	1.22	1.30	1.05
Ratio of net investment income
(loss) to average net assets	.78	[c]	.62	1.27	.78	(.12)	.57
Portfolio Turnover Rate	35.36	[b]	74.66	57.54	93.44	77.12	84.88
Net Assets, end of period
($ x 1,000)	75,412		72,947	69,014	30,636	24,045	46,340

a	Based on average shares outstanding.
b	Not annualized.
c	Annualized.

See notes to financial statements.

18

	Six Months Ended
	February 28, 2015		Year Ended August 31,
Class Y Shares	(Unaudited)		2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	33.85		26.91	26.38
Investment Operations:
Investment income—net[b]	.14		.19	.02
Net realized and unrealized
gain (loss) on investments	1.16		7.20	.51
Total from Investment Operations	1.30		7.39	.53
Distributions:
Dividends from investment income—net	(.27)		(.17)	—
Dividends from net realized
gain on investments	(4.03)		(.28)	—
Total Distributions	(4.30)		(.45)	—
Net asset value, end of period	30.85		33.85	26.91
Total Return (%)	4.69	[c]	27.69	2.01	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84	[d]	.87	.97	[d]
Ratio of net expenses to average net assets	.84	[d]	.87	.89	[d]
Ratio of net investment income
to average net assets	.89	[d]	.58	.35	[d]
Portfolio Turnover Rate	35.36	[c]	74.66	57.54
Net Assets, end of period ($ x 1,000)	23,527		21,977	1

a	From July 1, 2013 (commencement of initial offering) to August 31, 2013.
b	Based on average shares outstanding.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Structured Midcap Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized) Class I (200 million shares authorized) and Class Y (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are

20

charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant

22

American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 28, 2015 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	251,296,227	—	—	251,296,227
Mutual Funds	13,077,575	—	—	13,077,575

†	See Statement of Investments for additional detailed categorizations.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At February 28, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended February 28, 2015, The Bank of New York Mellon earned $2,188 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments

24

in affiliated investment companies during the period ended February 28, 2015 were as follows:

Affiliated
Investment	Value			Value	Net
Company	8/31/2014 ($)	Purchases ($)	Sales ($)	2/28/2015 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	1,355,057	31,458,804	24,338,225	8,475,636	3.2
Dreyfus
Institutional
Cash
Advantage
Fund	—	9,740,209	5,138,270	4,601,939	1.8
Total	1,355,057	41,199,013	29,476,495	13,077,575	5.0

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of and during the period ended February 28, 2015, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 28, 2015, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

As a result of the fund’s previous merger with Dreyfus MidCap Core Fund, capital losses of $19,769,604 are available to offset future realized gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. If not applied, $15,474,385 of these acquired capital losses expires in fiscal year 2015, $3,806,018 expires in fiscal year 2016 and $489,201 expires in fiscal year 2017.

The tax character of current year distributions paid to shareholders during the fiscal year ended August 31, 2014 was as follows: ordinary income $800,181 and long-term capital gains $2,200,771. The tax character of current year distributions will be determined at the end of the current fiscal year.

26

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2015 was approximately $56,400 with a related weighted average annualized interest rate of 1.10%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from September 1, 2014 through January 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $23,591 during the period ended February 28, 2015.

Pursuant to a sub-investment advisory agreement between Dreyfus and Mellon Capital, the sub-investment advisory fee is payable monthly by

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 up to $100 million	.25%
$100 million up to $1 billion	.20%
$1 billion up to $1.5 billion	.16%
In excess of $1.5 billion	.10%

During the period ended February 28, 2015, the Distributor retained $3,755 from commissions earned on sales of the fund’s Class A shares and $391 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended February 28, 2015, Class C shares were charged $113,781 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2015, Class A and Class C shares were charged $148,901 and $37,927, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and

28

custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 28, 2015, the fund was charged $32,736 for transfer agency services and $1,447 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $59.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 28, 2015, the fund was charged $10,203 pursuant to the custody agreement.

During the period ended February 28, 2015, the fund was charged $5,456 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $144,424, Distribution Plan fees $18,725, Shareholder Services Plan fees $30,346, custodian fees $6,800, Chief Compliance Officer fees $1,912 and transfer agency fees $10,936, which are offset against an expense reimbursement currently in effect in the amount of $10,191.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2015, amounted to $86,466,132 and $92,411,536, respectively.

At February 28, 2015, accumulated net unrealized appreciation on investments was $42,076,070, consisting of $49,954,278 gross unrealized appreciation and $7,878,208 gross unrealized depreciation.

At February 28, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

30

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Technology Growth Fund

SEMIANNUAL REPORT February 28, 2015

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
17	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Technology Growth Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Technology Growth Fund, covering the six-month period from September 1, 2014, through February 28, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Several broad measures of U.S. stock market performance achieved new record highs over the reporting period as the U.S. economic recovery gained momentum and corporate earnings generally moved higher. These gains are especially notable in light of some persistent global headwinds, including recession concerns and deflation fears in Europe, escalating geopolitical conflicts in the Middle East, economic sanctions imposed on Russia, an economic slowdown in China, and plummeting oil prices stemming from a glut of supply amid tepid demand.

In light of recent domestic employment gains and signs of stabilization in global energy markets, we remain optimistic about the prospects for U.S. equities over the remainder of 2015. The U.S. economy also seems poised for further growth as the drags imposed by tight fiscal policies among federal, state and local governments continue to fade. Furthermore, we currently expect a somewhat faster pace of global growth over the months ahead. Of course, a number of risks to the U.S. and global economic recoveries remain, and changing macroeconomic conditions are likely to benefit some industry groups more than others.That’s why we continue to urge you to talk regularly with your financial advisor about the potential impact of our observations on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
March 16, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2014, through February 28, 2015, as provided by Barry K. Mills, CFA, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended February 28, 2015, Dreyfus Technology Growth Fund’s Class A shares produced a total return of 6.67%, Class C shares returned 6.25%, and Class I shares returned 6.82%.1 In comparison, the fund’s benchmarks, the Morgan Stanley High Technology 35 Index (“MS High Tech 35 Index”) and the Standard & Poor’s 500 ® Composite Stock Price Index (“S&P 500 Index”), produced total returns of 6.40% and 6.12%, respectively, over the same period.2,3

Continued improvements in domestic economic fundamentals and rising corporate earnings drove most U.S. stocks higher during the reporting period. Technology stocks generally fared somewhat better than market averages, largely due to increased corporate spending on software and enterprise services.The fund participated fully in the broad market’s rise, delivering stronger gains than the S&P 500 Index. The fund’s Class A and Class I shares outperformed the MS High Tech 35 Index on the strength of its security selection strategy.

The Fund’s Investment Approach

The fund seeks capital appreciation by investing in growth companies of any size that we regard as leading producers or beneficiaries of technological innovation.The fund’s investment process centers on a multi-dimensional approach that looks for opportunities across emerging growth, cyclical, or stable growth companies. The fund seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product or market cycles, and/or favorable valuations.

Economic Growth Drove Market Gains

U.S. equities began the reporting period on a weak note, with the S&P 500 Index drifting sideways in September before tumbling in early October. The downturn appeared to be sparked by renewed concerns about the sustainability of the U.S. economic recovery, ongoing global economic headwinds, and fears related to the sudden spread of the deadly Ebola virus in West Africa. However, U.S. equity markets quickly

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

recovered, bolstered by encouraging U.S. economic data, including exceptionally strong jobs reports and growing corporate earnings. From November 2014 through the end of February 2015, the S&P 500 Index climbed to a series of new record highs.

Although technology stocks declined more sharply than the broader market in October, they generally posted more robust gains when markets subsequently rebounded.Widely publicized security breaches of major corporate computer systems put a spotlight on enterprise security spending, while capital spending trends in other segments of the information technology sector also proved favorable as corporate customers sought to upgrade aging software and systems. Nevertheless, plummeting energy prices, weak overseas economies, and lingering concerns about the sustainability of corporate earnings growth left investors in a cautious mood, causing some previously high flying Internet-related stocks to lag the broader sector’s rise.

Stock Selections Produced Mixed Results

Several of the fund’s individual stock selections produced relatively strong gains.The fund’s best performer over the reporting period was expense management software developer ConcurTechnologies, which received a takeover bid in early September 2014 at a significant premium to its stock price at the time. Other top performers included security software provider Fortinet, which posted strong quarterly earnings as an increasing number of enterprises upgraded their security architectures; consumer devices maker Apple, which continued to bring highly sought products to market while aggressively buying back its own shares; and payment processor Visa, which benefited from the rapid expansion of online transactions and rising global demand for credit card access.The fund further enhanced returns by avoiding investments in legacy companies, such as International Business Machines and SAP, which struggled with changing technology trends.

On a more negative note, the fund’s exposure to fast growing but richly valued Internet-related stocks detracted from relative results when investors became more risk-averse over the reporting period. More cautious market sentiment also caused electric carmaker Tesla Motors to lose value despite the company’s unchanged fundamentals. Other holdings lost ground for more specific reasons. Online media content provider Netflix declined sharply after reporting slower-than-expected global subscriber growth in late 2014. Unfortunate timing in the fund’s purchase of database software giant Oracle also undermined relative performance.

4

Focusing on Innovative Companies with Attractive Products

As of the end of the reporting period, technology spending trends remained positive in the United States. Moreover, signs of economic stabilization have appeared in other parts of the world, where a growing number of companies face pressures to modernize their technology infrastructures.

In this environment, we have identified a relatively large number of attractive investment opportunities among software developers, particularly those focused on security. We also see strong potential for future gains among some Internet-related companies whose valuations have recently declined. On the other hand, we have allocated relatively few of the fund’s assets to semiconductor manufacturers and other hardware companies with exposure to the legacy personal computer business, where we believe that industry trends are likely to remain sluggish.

March 16, 2015

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The technology sector has been among the most volatile sectors of the stock market.Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable and some companies may be experiencing significant losses.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: BLOOMBERG L.P. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley High Technology 35 Index is an unmanaged, equal dollar-weighted index of
35 stocks from the electronics-based subsectors.The index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.
3 SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain
distributions.The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of
U.S. stock market performance.The index does not take into account fees and expenses to which the fund is subject.
Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Technology Growth Fund from September 1, 2014 to February 28, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2015

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 6.61	$ 10.64	$ 5.33
Ending value (after expenses)	$ 1,066.70	$ 1,062.50	$ 1,068.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2015

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 6.46	$ 10.39	$ 5.21
Ending value (after expenses)	$ 1,018.40	$ 1,014.48	$ 1,019.64

† Expenses are equal to the fund’s annualized expense ratio of 1.29% for Class A, 2.08% for Class C and 1.04%
for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
February 28, 2015 (Unaudited)

Common Stocks—97.5%	Shares		Value ($)
Communications Equipment—11.4%
Apple	112,135		14,404,862
Cisco Systems	274,704		8,106,515
Fortinet	295,360	[a]	9,927,050
			32,438,427
Computers & Peripherals—6.4%
EMC	350,754		10,150,821
Lenovo Group	5,166,000		7,966,343
			18,117,164
Electronic Equipment & Instruments—5.3%
Amphenol, Cl. A	165,250		9,330,015
Tesla Motors	28,176	[a,b]	5,729,308
			15,059,323
Internet & Catalog Retail—3.6%
Priceline Group	8,270	[a]	10,233,960
Internet Software & Services—19.3%
Akamai Technologies	144,960	[a]	10,076,170
Facebook, Cl. A	167,570	[a]	13,233,003
Google, Cl. A	10,248	[a]	5,765,832
Google, Cl. C	10,248	[a]	5,722,483
LinkedIn, Cl. A	45,360	[a]	12,120,192
Tencent Holdings	455,400		7,979,687
			54,897,367
IT Services—14.2%
Cognizant Technology Solutions, Cl. A	227,592	[a]	14,221,086
Paychex	233,461		11,634,529
Visa, Cl. A	53,890		14,620,896
			40,476,511

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Semiconductors & Semiconductor
Equipment—12.6%
Applied Materials	462,990		11,597,899
Avago Technologies	50,399		6,431,920
Microchip Technology	175,407	[b]	8,993,117
NXP Semiconductors	103,677	[a]	8,801,659
			35,824,595
Software—24.7%
Adobe Systems	146,550	[a]	11,592,105
Alibaba Group Holding, ADR	82,952	[b]	7,060,874
Oracle	274,747		12,039,414
salesforce.com	191,390	[a]	13,278,638
ServiceNow	95,530	[a]	7,285,118
Symantec	285,300		7,178,148
VMware, Cl. A	136,560	[a]	11,617,159
			70,051,456
Total Common Stocks
(cost $197,554,075)			277,098,803

Limited Partnership Interests—.2%
Semiconductors &
Semiconductor Equipment
Bluestream Ventures, LPa,d
(cost $1,030,996)			524,118

Other Investment—4.6%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $13,276,101)	13,276,101	[c]	13,276,101

8

Investment of Cash Collateral
for Securities Loaned—2.1%	Shares	Value ($)
Dreyfus Institutional Cash
Advantage Fund
(cost $5,895,546)	5,895,546 [c]	5,895,546
Total Investments (cost $217,756,718)	104.4%	296,794,568
Liabilities, Less Cash and Receivables	(4.4%)	(12,583,319)
Net Assets	100.0%	284,211,249

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At February 28, 2015, the value of the fund’s securities on loan was
$12,692,594 and the value of the collateral held by the fund was $13,079,422, consisting of cash collateral of
$5,895,546 and U.S. Government & Agency securities valued at $7,183,876.
c Investment in affiliated money market mutual fund.
d Securities restricted as to public resale. Investment in restricted securities with aggregate value of $524,118 representing .2% of net assets (see below).

Issuer	Acquisition Date	Cost ($)	Net Assets (%)	Valuation ($)†
Bluestream Ventures, LP	2/9/2006-6/11/2008	1,030,996.2		524,118

† The valuation of these securities has been determined in good faith by management under the direction of the Board of Directors.

Portfolio Summary (Unaudited)††

	Value (%)		Value (%)
Software	24.7	Money Market Investment	6.7
Internet Software & Services	19.3	Computers & Peripherals	6.4
IT Services	14.2	Electronic Equipment & Instruments	5.3
Semiconductors & Semiconductor		Internet & Catalog Retail	3.6
Equipment	12.8
Communications Equipment	11.4		104.4

†† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2015 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $12,692,594)—Note 1(b):
Unaffiliated issuers		198,585,071	277,622,921
Affiliated issuers		19,171,647	19,171,647
Cash			164,051
Dividends and securities lending income receivable			181,297
Receivable for shares of Common Stock subscribed			62,525
Prepaid expenses			38,600
			297,241,041
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			271,388
Payable for investment securities sold			6,457,316
Liability for securities on loan—Note 1(b)			5,895,546
Payable for shares of Common Stock redeemed			272,357
Accrued expenses			133,185
			13,029,792
Net Assets ($)			284,211,249
Composition of Net Assets ($):
Paid-in capital			199,343,655
Accumulated Investment (loss)—net			(750,125)
Accumulated net realized gain (loss) on investments			6,579,869
Accumulated net unrealized appreciation
(depreciation) on investments			79,037,850
Net Assets ($)			284,211,249

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	239,766,514	27,686,615	16,758,120
Shares Outstanding	5,694,097	781,570	370,633
Net Asset Value Per Share ($)	42.11	35.42	45.21
See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended February 28, 2015 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,086,928
Affiliated issuers	3,429
Income from securities lending—Note 1(b)	6,421
Total Income	1,096,778
Expenses:
Management fee—Note 3(a)	1,024,260
Shareholder servicing costs—Note 3(c)	609,472
Distribution fees—Note 3(b)	103,083
Prospectus and shareholders’ reports	24,814
Professional fees	23,833
Registration fees	23,326
Custodian fees—Note 3(c)	13,688
Directors’ fees and expenses—Note 3(d)	9,140
Loan commitment fees—Note 2	1,803
Miscellaneous	13,700
Total Expenses	1,847,119
Less—reduction in fees due to earnings credits—Note 3(c)	(216)
Net Expenses	1,846,903
Investment (Loss)—Net	(750,125)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	6,610,301
Net unrealized appreciation (depreciation) on investments	11,775,224
Net Realized and Unrealized Gain (Loss) on Investments	18,385,525
Net Increase in Net Assets Resulting from Operations	17,635,400
See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014
Operations ($):
Investment (loss)—net	(750,125)	(1,514,292)
Net realized gain (loss) on investments	6,610,301	48,295,958
Net unrealized appreciation
(depreciation) on investments	11,775,224	16,132,585
Net Increase (Decrease) in Net Assets
Resulting from Operations	17,635,400	62,914,251
Dividends to Shareholders from ($):
Net realized gain on investments:
Class A	(37,965,020)	(4,509,258)
Class C	(5,255,489)	(620,269)
Class I	(2,538,324)	(286,758)
Total Dividends	(45,758,833)	(5,416,285)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	10,464,860	19,102,013
Class C	1,607,194	2,382,762
Class I	3,470,108	6,674,792
Dividends reinvested:
Class A	35,272,296	4,129,324
Class C	3,699,203	434,422
Class I	2,110,080	227,245
Cost of shares redeemed:
Class A	(20,640,506)	(46,747,539)
Class C	(3,063,152)	(4,576,460)
Class I	(2,876,596)	(6,931,430)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	30,043,487	(25,304,871)
Total Increase (Decrease) in Net Assets	1,920,054	32,193,095
Net Assets ($):
Beginning of Period	282,291,195	250,098,100
End of Period	284,211,249	282,291,195
Accumulated investment (loss)—net	(750,125)	—

12

	Six Months Ended
	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014
Capital Share Transactions:
Class A
Shares sold	240,049	435,877
Shares issued for dividends reinvested	902,566	97,597
Shares redeemed	(474,644)	(1,072,847)
Net Increase (Decrease) in Shares Outstanding	667,971	(539,373)
Class C
Shares sold	47,465	59,758
Shares issued for dividends reinvested	112,335	11,719
Shares redeemed	(84,965)	(116,377)
Net Increase (Decrease) in Shares Outstanding	74,835	(44,900)
Class I
Shares sold	73,375	141,822
Shares issued for dividends reinvested	50,300	5,072
Shares redeemed	(62,894)	(146,103)
Net Increase (Decrease) in Shares Outstanding	60,781	791
See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
February 28, 2015				Year Ended August 31,
Class A Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	47.28		38.16	34.40	29.58	25.75	21.63
Investment Operations:
Investment (loss)—net[a]	(.10)		(.21)	(.19)	(.22)	(.25)	(.27)
Net realized and unrealized
gain (loss) on investments	2.67		10.17	3.95	5.04	4.08	4.39
Total from
Investment Operations	2.57		9.96	3.76	4.82	3.83	4.12
Distributions:
Dividends from net realized
gain on investments	(7.74)		(.84)	—	—	—	—
Net asset value, end of period	42.11		47.28	38.16	34.40	29.58	25.75
Total Return (%)[b]	6.67	[c]	26.37	10.93	16.30	14.87	19.05
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.29	[d]	1.26	1.39	1.45	1.36	1.51
Ratio of net expenses
to average net assets	1.29	[d]	1.26	1.39	1.45	1.36	1.51
Ratio of net investment (loss)
to average net assets	(.48)[d]		(.47)	(.54)	(.67)	(.79)	(1.09)
Portfolio Turnover Rate	29.20	[c]	69.81	54.34	69.20	90.28	110.92
Net Assets, end of period
($ x 1,000)	239,767		237,657	212,378	234,452	226,016	242,999

a	Based on average shares outstanding.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

14

Six Months Ended
February 28, 2015				Year Ended August 31,
Class C Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	41.17		33.60	30.54	26.48	23.25	19.71
Investment Operations:
Investment (loss)—net[a]	(.24)		(.51)	(.43)	(.43)	(.47)	(.45)
Net realized and unrealized
gain (loss) on investments	2.23		8.92	3.49	4.49	3.70	3.99
Total from
Investment Operations	1.99		8.41	3.06	4.06	3.23	3.54
Distributions:
Dividends from net realized
gain on investments	(7.74)		(.84)	—	—	—	—
Net asset value, end of period	35.42		41.17	33.60	30.54	26.48	23.25
Total Return (%)[b]	6.25	[c]	25.33	10.02	15.33	13.89	17.96
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.08	[d]	2.10	2.23	2.27	2.21	2.44
Ratio of net expenses
to average net assets	2.08	[d]	2.10	2.23	2.27	2.21	2.43
Ratio of net investment (loss)
to average net assets	(1.28)[d]		(1.31)	(1.37)	(1.49)	(1.63)	(2.03)
Portfolio Turnover Rate	29.20	[c]	69.81	54.34	69.20	90.28	110.92
Net Assets, end of period
($ x 1,000)	27,687		29,098	25,253	27,428	27,954	23,274

a	Based on average shares outstanding.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
February 28, 2015				Year Ended August 31,
Class I Shares	(Unaudited)		2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	50.14		40.34	36.25	31.06	26.94	22.55
Investment Operations:
Investment (loss)—net[a]	(.05)		(.12)	(.08)	(.11)	(.14)	(.20)
Net realized and unrealized
gain (loss) on investments	2.86		10.76	4.17	5.30	4.26	4.59
Total from
Investment Operations	2.81		10.64	4.09	5.19	4.12	4.39
Distributions:
Dividends from net realized
gain on investments	(7.74)		(.84)	—	—	—	—
Net asset value, end of period	45.21		50.14	40.34	36.25	31.06	26.94
Total Return (%)	6.82	[b]	26.61	11.28	16.71	15.30	19.47
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.04	[c]	1.05	1.07	1.08	1.01	1.19
Ratio of net expenses
to average net assets	1.04	[c]	1.05	1.07	1.08	1.01	1.19
Ratio of net investment (loss)
to average net assets	(.23)[c]		(.26)	(.22)	(.32)	(.42)	(.76)
Portfolio Turnover Rate	29.20	[b]	69.81	54.34	69.20	90.28	110.92
Net Assets, end of period
($ x 1,000)	16,758		15,536	12,467	13,483	14,932	3,782

a	Based on average shares outstanding.
b	Not annualized.
c	Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Technology Growth Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized) and Class I (200 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

18

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The fair value of the fund’s interest in a limited partnership represents the amount that the fund could reasonably expect to receive from the limited partnership if the fund’s capital was withdrawn from the limited partnership at the time of valuation, based on information available at the time the valuation is made and that the fund believes to be reliable. The valuation utilizes financial information supplied by the limited partnership with adjustments made daily for any underlying exchange traded securities. Limited partnerships are generally categorized within Level 3 of the fair value hierarchy.

20

The following is a summary of the inputs used as of February 28, 2015 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	238,858,320	—	—	238,858,320
Equity Securities—
Foreign
Common Stocks†	38,240,483	—	—	38,240,483
Limited Partnership
Interests†	—	—	524,118	524,118
Mutual Funds	19,171,647	—	—	19,171,647

† See Statement of Investments for additional detailed categorizations.

At February 28, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Limited Partnership
Interests ($)
Balance as of 8/31/2014	621,342
Purchases	—
Sales	(174,282)
Realized gain (loss)	(855,897)
Change in unrealized appreciation (depreciation)	932,955
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 2/28/2015	524,118
The amount of total gains (losses) for the
period included in earnings attributable to
the change in unrealized gains (losses)
relating to investments still held at 2/28/2015	932,955

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended February 28, 2015, The Bank of New York Mellon earned $1,872 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended February 28, 2015 were as follows:

Affiliated
Investment	Value			Value	Net
Company	8/31/2014 ($)	Purchases ($)	Sales ($)	2/28/2015 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	13,850,664	51,631,050	52,205,613	13,276,101	4.6

22

Affiliated
Investment	Value			Value	Net
Company	8/31/2014 ($)	Purchases ($)	Sales ($)	2/28/2015 ($)	Assets (%)
Dreyfus
Institutional
Cash
Advantage
Fund	—	27,488,735	21,593,189	5,895,546	2.1
Total	13,850,664	79,119,785	73,798,802	19,171,647	6.7

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 28, 2015, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2014 was as follows: long-term capital gains

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

$5,416,285. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2015, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended February 28, 2015, the Distributor retained $3,451 from commissions earned on sales of the fund’s Class A shares and $236 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended February 28, 2015, Class C shares were charged $103,083 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts,

24

such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 2015, Class A and Class C shares were charged $287,430 and $34,361, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended February 28, 2015, the fund was charged $74,172 for transfer agency services and $5,321 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $216.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 28, 2015, the fund was charged $13,688 pursuant to the custody agreement.

During the period ended February 28, 2015, the fund was charged $5,456 for services performed by the Chief Compliance Officer and his staff.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $159,609, Distribution Plan fees $15,616, Shareholder Services Plan fees $50,069, custodian fees $7,802, Chief Compliance Officer fees $1,912 and transfer agency fees $36,380.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 28, 2015 amounted to $79,099,879 and $88,649,982, respectively.

At February 28, 2015, accumulated net unrealized appreciation on investments was $79,037,850, consisting of $82,777,185 gross unrealized appreciation and $3,739,335 gross unrealized depreciation.

At February 28, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

26

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advantage Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    April 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    April 20, 2015

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    April 20, 2015

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)